The latest report from your
Fund's management team

ANNUAL REPORT

Global
Fund

OCTOBER 31, 2000

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



TRUSTEES
Dennis S. Aronowitz*
Stephen L. Brown
Richard P. Chapman, Jr.
William J. Cosgrove*
Leland O. Erdahl
Richard A. Farrell
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
William L. Braman
Executive Vice President and
Chief Investment Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02199-7603

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUB-INVESTMENT ADVISER
Indocam International Investment Services
90 Boulevard Pasteur
Paris, France 75015

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

After providing investors with sky-high returns for the last five years, the financial markets have brought investors back down to earth in 2000. Rising interest rates and oil prices, the prospects of a slowing economy and earnings fears all caught up with pricey growth stocks -- technology in particular. A dramatic plunge in the spring and again in the fall caused the major indexes to end October in negative territory for the year to date. The tech-heavy NASDAQ Composite Index was hardest hit, returning -17.19% year to date through October.

But there is a silver lining. Investors have finally turned their attention to broader swaths of the market, including old economy stocks in sectors like financials, health care and energy, that combined both strong fundamentals and more attractive valuation levels. Since April, less expensive value stocks have outperformed growth stocks.

Bonds also began to make a comeback as the year progressed and investors grew more confident that the series of Fed rate hikes might be coming to an end. Pockets of strength have emerged there, including municipal bonds and longer-maturity Treasury bonds. The 30-year bond, for instance, returned 13.53% year to date through October.

The market's shifts in leadership so far this year highlight one of the key investment tenets that we can't emphasize enough: investing should be a marathon, not a sprint. If your portfolio is diversified and you have an up-to-date financial plan crafted with an investment professional to meet your goals, it becomes easier to ride out the market's short-term ups and downs. It could also provide you with a greater chance of success over time.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER



BY MIREN ETCHEVERRY AND ROBERT UEK
FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock Global Fund

World markets stumble in second half of the year after a strong 1999

Stock markets around the world started the fiscal year on a high note last November, with many markets buoyed by the strength of the "TMT" sectors -- technology, media and telecommunications. But the tide turned in March, when TMT stocks worldwide began a dramatic plunge as fears grew that the group was far too expensive in the face of a potential slowdown in earnings growth. In a major reversal of fortunes, the more cyclical, old economy stocks began to make a comeback as the new-economy darlings fell out of favor.

A number of factors continued to keep overseas markets volatile -- and results constrained -- through the end of October. These included rising oil prices, rising interest rates -- first in the U.S. and then in Europe and elsewhere -- a slowdown in the U.S. economy, declines in many of emerging Asia's currencies to 1998 levels and the continuing drop in the value of the euro, which hurt U.S.-based investors. Furthermore, the ongoing downturn in the tech-heavy NASDAQ Composite Index in the U.S. generated similar volatility in Europe and Asia. Overall, overseas markets, as measured by the Fund's benchmark, the MSCI All Country World Free Index, stayed fairly flat, returning 0.08% for the year ended October 31, 2000.

Fund performance

For the year ended October 31, 2000, John Hancock Global Fund's Class A, Class B and Class C shares posted total returns of -6.90%, -7.60% and -7.60% at net asset value, respectively. That compared with the 10.26% return of the average global fund, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Historical performance information can be found on pages six and seven.

"A number of
 factors
 continued to
 keep over-
 seas markets
 volatile..."

Our relative underperformance came mainly from our timing in the volatile TMT sectors. Although overweight versus the MSCI index, we had a lighter weighting than our peers when the tech group skyrocketed early in the period. After boosting our TMT stake, we got hit by having an overweighted position -- particularly in Japan and Europe -- as the stocks came back down to earth in the tumultuous months of March and April.

With such a dramatic about-face during the year, it's not surprising that we had some of our best and worst performance from the tech and telecom groups. Top contributors included Mannesmann, which was acquired by Vodafone; Intel; EMC; Sony and Nokia, despite its stock's reversal later in the period on a disappointing earnings announcement that triggered another telecom sell off. Some on the downside were Vodafone, Hikari Tsushin, Lucent Technologies and British Telecommunications.

[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into seven sections (from top to left): Latin America 1%, Canada 4%, Short-Term Investments & Other 5%, United Kingdom & Ireland 10%, Pacific Rim 17%, Continental Europe 24%, and United States 39%. A note below the chart reads "As a percentage of net assets on October 31, 2000."]

"We are
 taking a
 more
 defensive
 approach to
 Japan in the
 near term..."

Shift to defense

Given the increasingly volatile conditions and the prospects for economic slowdowns near term, we took some defensive steps. By the end of October, our overall stakes in technology hardware, equipment and telecom services companies were underweight versus the index. We pared our emerging-market holdings, which are the most vulnerable to slowing growth, and we cut the number of Fund holdings -- eliminating mostly small positions. We also reduced some overweightings in sectors and individual stocks. Regionally, our main focus areas are Canada, developed Europe and developed Asia. Aside from these broader trends, individual stock selection becomes more important than ever. We are looking for companies with solid fundamentals and earnings visibility, and the best prospects for growth in a variety of market conditions.

[Table at bottom of left-hand column entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Recent Performance...And What's Behind The Numbers." The first listing is American International Group followed by an up arrow with the phrase "Steady earnings growth for large U.S. insurer." The second listing is Samsung Electronics followed by a down arrow with phrase "Hit by volatile semiconductor sector downturn." The third listing is British Telecommunications followed by a down arrow with the phrase "Weak management; disappointing earnings." A note below the table reads "See 'Schedule of Investments,' Investment holdings are subject to change."]

Japan: near-term caution

We are taking a more defensive approach to Japan in the near term, since, for the moment, a rise in the number of bankruptcies and market liquidity concerns are reminders that Japan's problems are not yet solved. As a result, we reduced our stake there to a market-neutral 13%. We did this primarily by paring tech and telecom names and moving into sectors perceived as more defensive, including real estate, utility, and food and beverage companies. We also shifted some assets from larger companies to the mid-cap range, since they are less affected by the ongoing unwinding of cross-ownership positions among Japan's large companies. Looking further out, we still believe Japan's prospects will improve, aided by the ongoing trend of corporate restructurings, and as positive signs emerge of firmer private-sector demand.

Europe

European telecom services companies were hit this year not only by the downturn in the NASDAQ, and numerous profit warnings, but also by fallout from the higher-than-expected prices set at auction for licenses for the next generation of wireless mobile technology. We reduced our telecom stake, selling Deutsche Telecom and paring France Telecom. We stayed with either the largest companies most able to absorb these costs, like Vodafone, the largest telecommunications company in Europe, or those that didn't participate, like Telefonica in Spain. Our European exposure remains strongest in technology, media and software companies, due to ongoing demand.

[Bar chart at top of left hand column with the heading "Fund Performance." Under the heading is a note that reads "For the year ended October 31, 2000." The chart is scaled in increments of 5% with -10% at the bottom and 15% at the top. The first bar represents the -6.90% total return for John Hancock Global Fund Class A. The second bar represents the -7.60% total return for John Hancock Global Fund Class B. The third bar represents the -7.60% total return for John Hancock Global Fund Class C. The fourth bar represents the 10.26 total return for Average global fund. A note below the chart reads "Total returns for John Hancock Global Fund are at net asset value with all distributions reinvested. The average global fund is tracked by Lipper, Inc. 1 See the following two pages for historical performance information."]

U.S. underweighting

We continued to keep our stake in the United States about 35% on average. This underweighting versus our index held us back, since the stable growth companies that we focus on, such as General Electric, started to do well in the move away from high-flying tech and telecom names. We were helped, however, by being diversified and by underweighting technology. Insurance giants American International Group and AFLAC, and consumer staple names like Bestfoods and PepsiCo were strong performers.

Canada grows

Our stake in Canada grew over the year to 4% of the Fund, in part due to the performance of transport company Bombardier. We also added positions in several other companies that we believe have solid growth prospects. These include asset manager Sun Life Financial Services of Canada, media company Thomson and outsourcing company Celestica. Another top holding, Nortel Networks, was strong until October, when its stock was hit by the surprise announcement of slower-than-expected revenue growth.

"Our outlook
 for the world
 economy is
 positive."

Going forward

Our outlook for the world economy is positive. We do not expect oil prices to derail global economic growth, since we expect them to drop by the end of the winter season. In Europe, while the euro and high oil prices could have a short-term impact on the economy, our medium-range outlook is better. We believe the euro stands to recover through a combination of central bank support and more parity between U.S. and European growth. What's more, with valuations even more reasonable today, investors will soon be ready to return to equities there, keeping more of an eye on fundamentals. Until the horizon becomes clearer, we will keep our posture defensive in Asia and the emerging markets. In Japan, we expect the moderate pickup in the economy to continue, but be partially weighed down by ongoing restructuring efforts, along with high public debt. In this environment, with very rapid rotations among global sectors, individual stock picking remains key, and we will keep our sights set on only high-quality companies with the ability to grow their earnings.

----------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Global Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include an up-front maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes an up-front sales charge of 1% and a contingent deferred sales charge (maximum 1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting, before you invest or send money.

CLASS A
For the period ended October 31, 2000
                                                                  SINCE
                                            ONE         FIVE    INCEPTION
                                           YEAR        YEARS     (1/3/92)
                                          ------       ------   ---------
Cumulative Total Returns                 (11.55%)      43.70%      96.62%
Average Annual Total Returns             (11.55%)       7.52%       7.96%

CLASS B
For the period ended October 31, 2000
                                            ONE         FIVE          TEN
                                           YEAR        YEARS        YEARS
                                          ------       ------     -------
Cumulative Total Returns                 (12.03%)      44.27%     131.09%
Average Annual Total Returns             (12.03%)       7.61%       8.74%

CLASS C
For the period ended October 31, 2000
                                                     SINCE
                                            ONE    INCEPTION
                                           YEAR     (3/1/99)
                                          -----    ---------
Cumulative Total Returns                  (9.37%)       1.57%
Average Annual Total Returns              (9.37%)       0.94%



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Global Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Morgan Stanley Capital International
(MSCI) All Country World Free Index -- an unmanaged index used to measure the performance of both developed and emerging non-U.S. stock markets. The index represents stocks that are freely traded on equity exchanges around the world. It is not possible to invest in an index. Past performance is not indicative of future results.

Line chart with the heading John Hancock Global Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the MSCI All Country World Free Index and is equal to $27,264 as of October 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Global Fund on January 3, 1992, before sales charge, and is equal to $20,705 as of October 31, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock Global Fund, after sales charge, and is equal to $19,670 as of October 31, 2000.

Line chart with the heading John Hancock Global Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the MSCI All Country World Free Index and is equal to $32,838 as of October 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Global Fund on October 31, 1990, before sales charge, and is equal to $23,109 as of October 31, 2000.

Line chart with the heading John Hancock Global Fund Class C*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the MSCI All Country World Free Index and is equal to $11,504 as of October 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Global Fund on March 1, 1999, before sales charge, and is equal to $10,259 as of October 31, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock Global Fund, after sales charge, and is equal to $10,157 as of October 31, 2000.

*No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

John Hancock Funds -- Global Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 2000
--------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks, units and warrants
(cost - $123,233,926)                             $139,576,773
Preferred stocks (cost - $348,446)                     370,414
Short-term investments
(cost - $16,229,404) - Note A                       16,229,404
                                             -----------------
                                                   156,176,591
Cash                                                    21,828
Foreign currency, at value
(cost - $108,945)                                      108,995
Receivable for investments sold                      1,764,431
Receivable for shares sold                              11,436
Dividends receivable                                   205,860
Interest receivable                                      1,038
Other assets                                            13,706
                                             -----------------
Total Assets                                       158,303,885
--------------------------------------------------------------
Liabilities:

Payable for investments purchased                       60,490
Payable for shares repurchased                         101,863
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                174,859
Payable for securities on loan --
Note A                                              10,531,404
Accounts payable and accrued expenses                  188,946
                                             -----------------
Total Liabilities                                   11,057,562
--------------------------------------------------------------
Net Assets:

Capital paid-in                                    133,181,414
Accumulated net realized loss on
investments and foreign currency
transactions                                        (1,947,252)

Net unrealized appreciation of
investments and foreign currency
transactions                                        16,353,309
Accumulated net investment loss                       (341,148)
                                             -----------------
Net Assets                                        $147,246,323
==============================================================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial interest outstanding - unlimited number of shares authorized with
no par value)
Class A - $105,200,552/7,714,290                        $13.64
==============================================================
Class B - $40,952,860/3,231,691                         $12.67
==============================================================
Class C - $1,092,911/86,238                             $12.67
==============================================================
Maximum Offering Price Per Share,
Class A* - ($13.64/95%)                                 $14.36
==============================================================
Class C - ($12.67/99%)                                  $12.80
==============================================================
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 2000
--------------------------------------------------------------
Investment Income:
Dividends (net of foreign withholding
taxes of $177,589)                                  $1,789,632
Interest (including income on
securities loaned of $67,597)                          625,797
                                             -----------------
                                                     2,415,429
                                             -----------------
Expenses:
Investment management fee - Note B                   1,532,808
Distribution and service fee - Note B
Class A                                                381,128
Class B                                                509,807
Class C                                                 10,776
Transfer agent fee - Note B                            616,284
Custodian fee                                          405,064
Interest expense                                        59,016
Registration and filing fees                            71,819
Auditing fee                                            38,087
Accounting and legal services fee --
Note B                                                  34,007
Printing                                                34,701
Trustees' fees                                          11,422
Miscellaneous                                            9,692
Legal fees                                               4,370
                                             -----------------
Total Expenses                                       3,718,981
--------------------------------------------------------------
Net Investment Loss                                 (1,303,552)
--------------------------------------------------------------
Realized and Unrealized Gain (Loss) on
Investments, Futures
and Foreign Currency Transactions:
Net realized gain on investments sold                4,720,429
Net realized loss on financial futures
contracts                                             (324,589)
Net realized loss on foreign currency
transactions                                        (1,021,626)
Change in net unrealized appreciation
(depreciation) of investments                       (8,261,850)
Change in net unrealized appreciation
(depreciation) of foreign currency
transactions                                             2,811
                                             -----------------
Net Realized and Unrealized Loss on
Investments, Futures and Foreign
Currency Transactions                               (4,884,825)
--------------------------------------------------------------
Net Decrease in Net Assets Resulting
from Operations                                    ($6,188,377)
==============================================================

See notes to financial statements.





Statement of Changes in Net Assets
-------------------------------------------------------------------------------
                                                YEAR ENDED OCTOBER 31,
                                        ---------------------------------------
                                                     1999                  2000
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                             ($730,924)          ($1,303,552)
Net realized gain on investments
sold, futures and foreign
currency transactions                          23,950,301             3,374,214
Change in net unrealized
appreciation/depreciation of
investments and foreign currency
transactions                                   12,230,760            (8,259,039)
                                        -----------------     -----------------
Net Increase (Decrease) in Net
Assets Resulting from Operations               35,450,137            (6,188,377)
                                        -----------------     -----------------
Distributions to Shareholders:
Distributions from net realized gain
on investments sold, futures and
foreign currency transactions
Class A - ($0.8634 and $0.6074
per share, respectively)                       (7,257,489)           (5,012,505)
Class B - ($0.8634 and $0.6074
per share, respectively)                       (3,737,875)           (2,320,803)
Class C - (none and $0.6074 per
share, respectively)                                   --               (12,128)
                                        -----------------     -----------------
Total Distributions to
Shareholders                                  (10,995,364)           (7,345,436)
                                        -----------------     -----------------
From Fund Share Transactions - Net:*          (18,391,630)          (21,287,504)
                                        -----------------     -----------------
Net Assets:
Beginning of period                           176,004,497           182,067,640
                                        -----------------     -----------------
End of period (including
accumulated net investment loss
of $778,137 and $341,148,
respectively)                                $182,067,640          $147,246,323
                                        =================     =================



Statement of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------------------------------
*Analysis of Fund Share Transactions:
                                                                      YEAR ENDED OCTOBER 31,
                                        -----------------------------------------------------------------------------------
                                                         1999                                         2000
                                        ---------------------------------------     ---------------------------------------
                                              SHARES                AMOUNT                SHARES                AMOUNT
                                        -----------------     -----------------     -----------------     -----------------
                                                                 >                     >
CLASS A
Shares sold                                    49,592,367          $704,807,728            73,248,920        $1,097,256,833
Shares issued to shareholders in
reinvestment of distributions                     537,813             6,888,024               335,619             5,076,753
                                        -----------------     -----------------     -----------------     -----------------
                                               50,130,180           711,695,752            73,584,539         1,102,333,586
Less shares repurchased                       (50,696,112)         (722,561,306)          (74,276,018)       (1,117,219,697)
                                        -----------------     -----------------     -----------------     -----------------
Net decrease                                     (565,932)         ($10,865,554)             (691,479)         ($14,886,111)
                                        =================     =================     =================     =================
CLASS B
Shares sold                                     1,375,760           $18,393,897             1,780,224           $25,481,047
Shares issued to shareholders in
reinvestment of distributions                     261,882             3,166,671               143,656             2,032,793
                                        -----------------     -----------------     -----------------     -----------------
                                                1,637,642            21,560,568             1,923,880            27,513,840
Less shares repurchased                        (2,206,518)          (29,287,957)           (2,453,064)          (34,900,938)
                                        -----------------     -----------------     -----------------     -----------------
Net decrease                                     (568,876)          ($7,727,389)             (529,184)          ($7,387,098)
                                        =================     =================     =================     =================
CLASS C**
Shares sold                                        16,835              $228,716             2,182,424           $30,034,664
Shares issued to shareholders in
reinvestment of distributions                          --                    --                   891                12,636
                                        -----------------     -----------------     -----------------     -----------------
                                                   16,835               228,716             2,183,315            30,047,300
Less shares repurchased                            (2,005)              (27,403)           (2,111,907)          (29,061,595)
                                        -----------------     -----------------     -----------------     -----------------
Net increase                                       14,830              $201,313                71,408              $985,705
                                        =================     =================     =================     =================

**Class C shares began operations on March 1, 1999.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and redeemed during the last two periods, along with the corresponding dollar value.

See notes to financial statements.




Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                  -------------------------------------------------------------------------------------
                                       1996              1997              1998              1999              2000
                                  -------------     -------------     -------------     -------------     -------------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $12.67            $12.97            $12.94            $13.46            $15.24
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Loss(1)                    (0.02)            (0.05)            (0.05)            (0.03)            (0.08)
Net Realized and Unrealized
Gain (Loss) on Investments,
Futures and Foreign
Currency Transactions                      1.20              1.21              1.53              2.67             (0.91)
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment Operations           1.18              1.16              1.48              2.64             (0.99)
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Distributions from Net
Realized Gain on
Investments Sold, Futures
and Foreign Currency
Transactions                              (0.88)            (1.19)            (0.96)            (0.86)            (0.61)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                   $12.97            $12.94            $13.46            $15.24            $13.64
                                  =============     =============     =============     =============     =============
Total Investment Return at
Net Asset Value(2)                        9.87%             9.36%            11.88%            20.90%            (6.90%)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                          $94,746           $92,127          $120,775          $128,081          $105,201
Ratio of Expenses to Average
Net Assets                                1.88%             1.81%             1.82%             1.78%             1.87%
Ratio of Net Investment Loss
to Average Net Assets                    (0.19%)           (0.36%)           (0.33%)           (0.23%)           (0.52%)
Portfolio Turnover Rate                     98%               81%              160%              176%              182%

CLASS B
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $12.36            $12.54            $12.39            $12.76            $14.30
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Loss(1)                    (0.10)            (0.14)            (0.13)            (0.11)            (0.18)
Net Realized and Unrealized
Gain (Loss) on Investments,
Futures and Foreign
Currency Transactions                      1.16              1.18              1.46              2.51             (0.84)
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment Operations           1.06              1.04              1.33              2.40             (1.02)
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Distributions from Net
Realized Gain on
Investments Sold, Futures
and Foreign Currency
Transactions                              (0.88)            (1.19)            (0.96)            (0.86)            (0.61)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                   $12.54            $12.39            $12.76            $14.30            $12.67
                                  =============     =============     =============     =============     =============
Total Investment Return at
Net Asset Value(2)                        9.10%             8.67%            11.15%            20.12%            (7.60%)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                          $27,599           $28,007           $55,229           $53,774           $40,952
Ratio of Expenses to Average
Net Assets                                2.54%             2.49%             2.46%             2.37%             2.57%
Ratio of Net Investment Loss
to Average Net Assets                    (0.83%)           (1.04%)           (0.97%)           (0.82%)           (1.25%)
Portfolio Turnover Rate                     98%               81%              160%              176%              182%



Financial Highlights (continued)
-----------------------------------------------------------------
                                   PERIOD ENDED        YEAR ENDED
                                    OCTOBER 31,        OCTOBER 31,
                                      1999(3)             2000
                                  -------------     -------------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $12.88            $14.30
                                  -------------     -------------
Net Investment Loss(1)                    (0.10)            (0.15)
Net Realized and Unrealized
Gain (Loss) on Investments,
Futures and Foreign
Currency Transactions                      1.52             (0.87)
                                  -------------     -------------
Total from Investment Operations           1.42             (1.02)
                                  -------------     -------------
Less Distributions:
Distributions from Net
Realized Gain on
Investments Sold, Futures
and Foreign Currency
Transactions                                 --             (0.61)
                                  -------------     -------------
Net Asset Value, End of
Period                                   $14.30            $12.67
                                  =============     =============
Total Investment Return at
Net Asset Value(2)                       11.02%(4)         (7.60%)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                             $212            $1,093
Ratio of Expenses to Average
Net Assets                                2.48%(5)          2.57%
Ratio of Net Investment Loss
to Average Net Assets                    (1.01%)(5)        (1.06%)
Portfolio Turnover Rate                    176%              182%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Class C shares began operations on March 1, 1999.
(4) Not annualized.
(5) Annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment loss, gains
(losses), distributions and total investment return of each class. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





The Schedule of Investments is a complete list of all securities owned by the Global Fund on October 31, 2000. It's divided into five main categories: common stocks, units, warrants, preferred stocks and short-term investments. Common stocks, units, warrants and preferred stocks are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

Schedule of Investments
October 31, 2000
------------------------------------------------------------------------------

                                                    NUMBER OF        MARKET
ISSUER, DESCRIPTION                                  SHARES           VALUE
-------------------                                ----------     ------------
COMMON STOCKS
Argentina (0.03%)
Perez Companc SA (Finance)                             27,000          $38,888
                                                                  ------------
Australia (1.21%)
AMP Ltd. (Insurance)                                       28              252
Broken Hill Proprietary Co., Ltd. (Diversified
Operations)                                            42,024          407,345
FH Faulding & Co., Ltd. (Medical)                       8,219           43,455
Lend Lease Corp. Ltd. (Real Estate Operations)         11,463          134,197
National Australia Bank Ltd. (Banks - Foreign)          5,999           83,337
News Corp. Ltd. (The) (Media)                          39,628          414,521
OneSteel Ltd.* (Steel)                                 10,506            5,010
Publishing & Broadcasting Ltd. (Media)                 12,303           83,989
ResMed, Inc.* (Medical)                                 7,600           20,406
Securenet Ltd.* (Computers)                            56,091          242,774
Telstra Corp. Ltd. (Telecommunications)                13,677           44,635
Westpac Banking Corp. Ltd. (Banks - Foreign)            5,772           39,416
Woodside Petroleum Ltd. (Oil & Gas)                    36,461          266,484
                                                                  ------------
                                                                     1,785,821
                                                                  ------------
Belgium (0.45%)
Fortis (B) (Insurance)                                 11,800          361,487
Fortis (B)* (Insurance)                                 8,190               69
UCB SA (Medical)                                        8,500          302,950
                                                                  ------------
                                                                       664,506
                                                                  ------------
Brazil (0.55%)
Companhia Brasileira de Distribuicao  Grupo Pao
de Acucar, American  Depositary Receipts (ADR)
(Retail)                                                6,500          231,563
Companhia Paranaense de Energia-Copel (ADR)
(Utilities)                                            21,000          190,313
Telecomunicacoes Brasileiras SA (ADR)
(Telecommunications)                                    3,000          219,750
Uniao de Bancos Brasileiros SA, Global
Depositary Receipts (GDR) (Finance)                     6,500          164,125
                                                                  ------------
                                                                       805,751
                                                                  ------------
Canada (3.64%)
BCE, Inc. (Telecommunications)                          7,975          214,059
Bombardier, Inc. (Diversified Operations)             119,125        1,867,786
Celestica, Inc.* (Electronics)                          6,000          427,365
Nortel Networks Corp. (Telecommunications)             35,750        1,617,234
Sun Life Financial Services of Canada*
(Insurance)                                            30,609          631,217
Thomson Corp. (Computers)                              10,231          411,919
Weston George Ltd. (Food)                               3,899          193,738
                                                                  ------------
                                                                     5,363,318
                                                                  ------------
Chile (0.07%)
Empresa Nacional de Electricidad SA* (ADR)
(Utilities)                                             9,500           99,750
                                                                  ------------
China (0.10%)
Shandong International Power  Development Co.,
Ltd. (Utilities)                                      494,000           77,277
Shanghai Industrial Holdings Ltd.
(Manufacturing)                                        33,000           62,200
                                                                  ------------
                                                                       139,477
                                                                  ------------
Denmark (0.29%)
Vestas Wind Systems AS (Utilities)                      8,000          433,320
                                                                  ------------
Finland (0.62%)
Nokia Oyj (Telecommunications)                         22,000          905,270
                                                                  ------------
France (6.87%)
Accor SA (Leisure)                                      6,900          279,300
Alcatel SA (Telecommunications)                        17,140        1,045,786
Bouygues SA (Building)                                  7,240          368,632
Cap Gemini SA (Computers)                               3,920          625,385
Carrefour SA (Retail)                                  12,000          805,491
Dassault Systemes SA (Computers)                        3,000          228,740
Etablissements Economiques du Casino
Guichard-Perrachon SA (Retail)                          3,800          331,820
France Telecom SA (Telecommunications)                  2,900          303,188
Pinault-Printemps-Redoute SA (Retail)                   4,900          874,457
PSA Peugeot Citroen SA (Automobile/Trucks)              1,321          243,257
Publicis Groupe SA (Advertising)                       12,000          392,563
Renault SA (Automobile/Trucks)                          8,000          397,824
Sagem SA (Electronics)                                  1,349          247,269
Schneider Electric SA (Machinery)                       4,240          276,152
Societe Generale (Banks - Foreign)                      5,135          291,521
Sodexho Alliance SA (Business Services - Misc.)         1,700          266,163
STMicroelectronics NV (Electronics)                    13,038          657,758
Thomson Multimedia SA* (Electronics)                    6,900          316,188
Total Fina Elf SA (Oil & Gas)                           8,815        1,261,197
Vivendi SA (Diversified Operations)                    10,650          765,484
Wanadoo SA* (Computers)                                10,322          131,389
                                                                  ------------
                                                                    10,109,564
                                                                  ------------
Germany (2.63%)
Allianz AG (Insurance)                                  3,225        1,093,463
BASF AG (Chemicals)                                     8,000          313,643
Deutsche Bank AG (Banks - Foreign)                      5,400          442,114
Dresdner Bank AG (Banks - Foreign)                      4,200          174,998
Metro AG (Retail)                                       7,100          286,190
SAP AG (Computers)                                      3,289          538,393
Siemens AG (Diversified Operations)                     5,510          701,602
Volkswagen AG (Automobile/Trucks)                       6,400          319,725
                                                                  ------------
                                                                     3,870,128
                                                                  ------------
Greece (0.25%)
Alpha Bank SA (Banks - Foreign)                         3,000          110,881
Hellenic Bottling Co. SA (Beverages)                    8,100          110,723
Hellenic Telecommunications Organization  SA
(ADR) (Telecommunications)                             17,000          148,750
                                                                  ------------
                                                                       370,354
                                                                  ------------
Hong Kong (1.00%)
ASM Pacific Technology Ltd. (Electronics)              20,000           39,749
Cathay Pacific Airways Ltd. (Transport)                15,000           27,215
Cheung Kong Holdings Ltd. (Real Estate
Operations)                                            21,000          232,241
China Everbright Ltd. (Finance)                       106,000           94,461
China Resources Enterprise Ltd. (Real Estate
Operations)                                            50,000           56,738
China Unicom Ltd.* (Telecommunications)                64,000          128,427
Citic Pacific Ltd. (Diversified Operations)            24,000           96,320
Giordano International Ltd. (Retail)                   32,000           18,772
Guoco Group Ltd. (Finance)                             14,000           35,004
Hang Seng Bank Ltd. (Banks - Foreign)                  10,000          117,964
Hongkong Electric Holdings Ltd. (Utilities)             6,000           19,810
HSBC Holdings Plc (Banks - Foreign)                    15,266          212,381
Hutchison Whampoa Ltd. (Diversified Operations)        19,000          236,312
Sun Hung Kai Properties, Ltd. (Real Estate
Operations)                                             7,000           57,443
Swire Pacific Ltd. (Diversified Operations)            14,000           86,344
Tan Chong International Ltd. (Diversified
Operations)                                           117,000           14,552
                                                                  ------------
                                                                     1,473,733
                                                                  ------------
Hungary (0.06%)
Magyar Tavkozlesi Rt (Telecommunications)              19,000           84,510
                                                                  ------------
India (0.25%)
ICICI Ltd. (ADR) (Finance)                             10,000           94,375
Infosys Technologies Ltd. (ADR) (Computers)               600           82,500
Ranbaxy Laboratories Ltd. (GDR) (Medical)               6,500          110,500
Videsh Sanchar Nigam Ltd. (ADR)
(Telecommunications)                                   11,000           81,125
                                                                  ------------
                                                                       368,500
                                                                  ------------
Indonesia (0.04%)
PT Telekomunikasi Indonesia (ADR)
(Telecommunications)                                   12,400           65,100
                                                                  ------------
Ireland (0.38%)
CRH Plc (Building)                                     36,500          560,628
                                                                  ------------
Israel (0.15%)
Bank Hapoalim Ltd. (Banks - Foreign)                   59,000          149,246
Partner Communications Co. Ltd.* (ADR)
(Telecommunications)                                   11,000           66,000
                                                                  ------------
                                                                       215,246
                                                                  ------------
Italy (2.59%)
Assicurazioni Generali SpA (Insurance)                 28,500          937,173
Eni SpA (Oil & Gas)                                    77,810          421,269
Gruppo Editoriale L'Espresso SpA (Media)               18,928          207,043
Riunione Adriatica di Sicurta SpA (Insurance)          30,893          405,559
San Paolo-IMI SpA (Banks - Foreign)                    22,000          356,582
Telecom Italia Mobile SpA (Telecommunications)         70,000          595,208
Telecom Italia SpA (Telecommunications)                41,650          482,448
UniCredito Italiano SpA (Banks - Foreign)              81,400          414,456
                                                                  ------------
                                                                     3,819,738
                                                                  ------------
Japan (12.90%)
Aiful Corp. (Finance)                                   3,000          236,448
Amano Corp. (Manufacturing)                            20,000          189,525
Asahi Glass Co., Ltd. (Glass Products)                 30,000          307,932
Chubu Electric Power Co., Inc. (Utilities)             10,000          164,964
Daibiru Corp. (Real Estate Operations)                 32,000          244,879
Daito Trust Construction Co., Ltd. (Real Estate
Operations)                                            23,000          387,848
Fuji Television Network, Inc. (Media)                      31          340,925
Fujitsu Ltd. (Computers)                               21,000          374,137
Inax Corp. (Building)                                  40,000          190,991
Katokichi Co., Ltd. (Food)                             20,000          577,373
Kirin Brewery Co., Ltd. (Beverages)                    61,000          636,191
Kurita Water Industries Ltd. (Pollution Control)        7,000          113,871
Kyocera Corp. (Electronics)                             3,300          429,455
Maeda Corp. (Building)                                163,000          603,510
Marui Co., Ltd. (Retail)                               43,000          634,468
Matsushita Electric Industrial Co., Ltd.
(Electronics)                                          33,000          958,713
Max Co., Ltd. (Machinery)                              30,000          299,959
Meiwa Estate Co., Ltd (Real Estate Operations)         12,000          247,445
Melco, Inc. (Computers)                                 6,700          187,279
Mitsui Fudosan Co., Ltd. (Real Estate
Operations)                                            65,000          787,518
Mizuno Corp. (Retail)                                 106,000          257,435
Murata Manufacturing Co., Ltd. (Electronics)            1,200          143,628
NEC Corp. (Electronics)                                12,000          228,749
Nippon Meat Packers, Inc. (Food)                       30,000          380,516
Nissan Motor Co., Ltd.* (Automobile/Trucks)            97,000          665,839
Nissin Food Products Co., Ltd. (Food)                  14,000          367,594
Nitto Denko Corp. (Electronics)                        10,000          338,175
Nomura Securities Co., Ltd. (Broker Services)          20,000          424,323
NTT DoCoMo, Inc. (Telecommunications)                      10          246,529
Orix Corp. (Leasing Companies)                          1,300          136,416
Q.P. Corp. (Food)                                      70,000          590,203
Rohm Co., Ltd. (Electronics)                            1,800          453,815
Santen Pharmaceutical Co., Ltd. (Medical)              12,000          236,998
Sekisui House, Ltd. (Building)                         53,000          560,528
Sharp Corp. (Electronics)                              11,000          140,127
Shin-Etsu Chemical Co., Ltd. (Chemicals)               11,000          451,634
Shiseido Co., Ltd. (Cosmetics & Personal Care)         31,000          400,587
Sony Corp. (Electronics)                               11,100          887,064
Stanley Electric Co., Ltd. (Electronics)               32,000          331,393
Sumitomo Bakelite Co., Ltd. (Chemicals)                23,000          257,371
Sumitomo Metal Mining Co., Ltd. (Metal)                60,000          309,582
Takefuji Corp. (Finance)                                3,000          296,934
Terumo Corp. (Medical)                                 11,000          311,506
Toho Gas Co., Ltd. (Oil & Gas)                        145,000          267,104
Tokyo Electric Power Co., Inc. (Utilities)             19,700          478,440
Tokyu Corp. (Transport)                                64,000          330,807
Toshiba Corp. (Electronics)                            33,000          235,898
Toyota Motor Corp. (Automobile/Trucks)                 23,500          939,009
Yamanouchi Pharmaceutical Co., Ltd. (Medical)           9,000          407,460
                                                                  ------------
                                                                    18,989,095
                                                                  ------------
Malaysia (0.22%)
AMMB Holdings Berhad (Banks - Foreign)                 80,000           89,684
Petronas Gas Berhad (Oil & Gas)                        50,000           90,789
Tenaga Nasional Berhad (Utilities)                     25,000           80,921
United Engineers Berhad (Engineering / R&D
Services)                                              43,000           61,105
                                                                  ------------
                                                                       322,499
                                                                  ------------
Mexico (0.18%)
Grupo Financiero BBVA Bancomer,  SA de CV*
(Finance)                                             200,000          123,817
Telefonos de Mexico SA (ADR)
(Telecommunications)                                    2,700          145,631
                                                                  ------------
                                                                       269,448
                                                                  ------------
Netherlands (4.24%)
Aegon NV (Insurance)                                   16,500          655,289
Akzo Nobel NV (Chemicals)                               6,750          307,310
Fortis (NL) NV (Insurance)                             14,500          442,969
ING Groep NV (Banks - Foreign)                         11,200          769,090
Koninklijke (Royal) Philips Electronics NV
(Electronics)                                           9,500          373,337
Koninklijke Ahold NV (Retail)                          23,354          678,377
Koninklijke Numico NV (Food)                            8,000          374,063
Royal Dutch Petroleum Co. (Oil & Gas)                  28,380        1,683,180
TNT Post Group NV (Transport)                          11,000          232,992
VNU NV (Media)                                          9,968          469,466
Wolters Kluwer NV (Media)                              11,700          263,307
                                                                  ------------
                                                                     6,249,380
                                                                  ------------
New Zealand (0.05%)
Auckand International Airport Ltd. (Transport)         31,400           35,492
Telecom Corp of New Zealand Ltd.
(Telecommunications)                                   14,000           30,982
                                                                  ------------
                                                                        66,474
                                                                  ------------
Norway (0.50%)
Tomra Systems ASA (Machinery)                          18,300          735,629
                                                                  ------------
Poland (0.02%)
Polski Koncern Naftowy Orlen SA (Oil & Gas)             9,000           34,478
                                                                  ------------
Portugal (0.13%)
Portugal Telecom SA (Telecommunications)               18,500          164,841
PT Multimedia.com Servicos de Acesso  a Internet
SGPS SA* (Computers)                                    6,000           30,550
                                                                  ------------
                                                                       195,391
                                                                  ------------
Singapore (0.37%)
DBS Group Holdings Ltd. (Banks - Foreign)              10,000          117,861
DBS Land Ltd. (Real Estate Operations)                 20,000           30,405
Flextech Holdings Ltd. (Electronics)                   42,000           26,544
Keppel TatLee Bank Ltd. (Banks - Foreign)              16,000           27,330
Neptune Orient Lines Ltd.* (Transport)                 35,000           29,693
Overseas Union Bank Ltd. (Banks - Foreign)             11,000           53,237
Pacific Century Regional Developments  Ltd.*
(Real Estate Operations)                               50,000           38,433
Singapore Technologies Engineering Ltd.
(Engineering / R&D Services)                           75,000          120,851
United Overseas Bank Ltd. (Banks - Foreign)            12,000           88,823
Wing Tai Holdings Ltd. (Real Estate Operations)        23,000           17,810
                                                                  ------------
                                                                       550,987
                                                                  ------------
South Africa (0.41%)
ABSA Group Ltd. (Banks - Foreign)                      56,000          190,328
Anglo American Platinum Corp. Ltd. (Metal)              3,400          132,642
DataTec Ltd.* (Computers)                              19,000          119,603
Sasol Ltd. (Oil & Gas)                                 21,000          160,797
                                                                  ------------
                                                                       603,370
                                                                  ------------
South Korea (0.39%)
Korea Telecom Corp. (Telecommunications)                1,550           91,297
LG Chemical Ltd. (Chemicals)                           10,000           98,462
Samsung Electronics Co. (Electronics)                   1,150          144,066
Shinhan Bank (Banks - Foreign)                         11,850          118,760
SK Telecom Co., Ltd. (Telecommunications)                 590          125,780
                                                                  ------------
                                                                       578,365
                                                                  ------------
Spain (1.92%)
Amadeus Global Travel Distribution SA*
(Transport)                                            15,950          130,344
Banco Bilbao Vizcaya Argentaria SA (Banks --
Foreign)                                               47,032          626,609
Banco Santander Central Hispano SA (Banks --
Foreign)                                               66,850          647,844
Endesa SA (Utilities)                                  23,068          375,850
Telefonica Publicidad e Informacion, SA
(Advertising)                                          23,966          162,700
Telefonica SA* (Telecommunications)                    44,000          838,994
Terra Lycos, SA (Computers)                             2,000           47,861
                                                                  ------------
                                                                     2,830,202
                                                                  ------------
Sweden (1.16%)
Ericsson (LM) Telefonaktiebolaget AB
(Telecommunications)                                   62,000          825,235
Nordic Baltic Holding AB (Banks - Foreign)             60,000          453,153
Skandia Forsakrings AB (Insurance)                     25,000          424,077
                                                                  ------------
                                                                     1,702,465
                                                                  ------------
Switzerland (1.82%)
Adecco SA (Business Services - Misc.)                     640          442,546
Credit Suisse Group (Banks - Foreign)                   2,750          515,549
Novartis AG (Medical)                                     730        1,107,427
Roche Holding AG (Medical)                                 67          612,005
                                                                  ------------
                                                                     2,677,527
                                                                  ------------
Taiwan (0.65%)
Advanced Semiconductor Engineering,  Inc.*
(Electronics)                                          76,000           87,294
Advanced Semiconductor Engineering,  Inc.* (GDR)
(Electronics) (R)                                       1,386            7,945
Cathay Life Insurance Co., Ltd. (Insurance)            59,000          105,944
Compal Electronics, Inc. (Computers)                   72,000          109,895
Compeq Manufacturing Co., Ltd.* (Electronics)          25,000           94,427
Hon Hai Precision Industry Co., Ltd.
(Electronics)                                          23,400          122,433
Taiwan Semiconductor Manufacturing Co.,  Ltd.*
(Electronics)                                          59,000          179,009
United Microelectronics Corp.* (Electronics)           91,000          160,588
Winbond Electronics Corp.* (Electronics)               86,000           83,337
                                                                  ------------
                                                                       950,872
                                                                  ------------
Thailand (0.07%)
PTT Exploration and Production Pcl (Oil & Gas)         14,000           33,402
Shin Satellite Pcl* (Telecommunications)               50,000           31,527
Siam Makro Pcl (Retail)                                27,000           31,288
                                                                  ------------
                                                                        96,217
                                                                  ------------
Turkey (0.15%)
Dogan Yayin Holding AS* (Diversified Operations)    4,551,000           59,348
Koc Holding AS (Diversified Operations)               900,000           57,364
Vestel Elektronik Sanayi ve Ticaret AS*
(Household)                                           280,000           57,437
Yapi ve Kredi Bankasi AS* (Banks - Foreign)         5,685,000           49,146
                                                                  ------------
                                                                       223,295
                                                                  ------------
United Kingdom (9.32%)
Barclays Plc (Banks - Foreign)                         10,450          299,003
BP Amoco Plc (Oil & Gas)                              195,057        1,654,239
British Telecommunications Plc
(Telecommunications)                                   45,000          527,565
Cable & Wireless Plc (Telecommunications)              16,400          232,007
Carlton Communications Plc (Media)                     29,900          240,778
Centrica Plc (Utilities)                              228,194          784,702
CGNU Plc (Insurance)                                   20,385          272,705
CMG Plc (Computers)                                     8,835          147,324
COLT Telecom Group Plc* (Telecommunications)            8,448          269,668
Energis Plc* (Telecommunications)                      29,790          254,804
Glaxo Wellcome Plc (Medical)                           40,000        1,151,473
HSBC Holdings Plc (Banks - Foreign)                    94,429        1,345,455
Lloyds TSB Group Plc (Banks - Foreign)                 52,800          537,803
Logica Plc (Computers)                                  6,571          194,402
Marconi Plc (Telecommunications)                       59,259          748,042
Pearson Plc (Media)                                    32,990          885,057
Sage Group Plc (Computers)                             36,060          263,176
SEMA Group Plc (Computers)                             26,052          328,861
SmithKline Beecham Plc (Medical)                       58,567          756,302
Telewest Communications Plc* (Media)                  102,630          169,758
Vodafone AirTouch Plc (Telecommunications)            641,000        2,666,943
                                                                  ------------
                                                                    13,730,067
                                                                  ------------
United States (39.03%)
AFLAC, Inc. (Insurance)                                16,100        1,176,306
Alcoa, Inc. (Metal)                                    19,000          545,062
ALLTEL Corp. (Telecommunications)                      14,100          908,569
American Express Co. (Finance)                         14,850          891,000
American General Corp. (Insurance)                     11,000          885,500
American Home Products Corp. (Medical)                 15,200          965,200
American International Group, Inc. (Insurance)         17,062        1,672,076
Amgen, Inc.* (Medical)                                 10,800          625,725
Anheuser-Busch Cos., Inc. (Beverages)                  20,000          915,000
Baxter International, Inc. (Medical)                   15,800        1,298,562
Chase Manhattan Corp. (The) (Banks - United
States)                                                12,300          559,650
Chevron Corp. (Oil & Gas)                              11,800          969,075
Cisco Systems, Inc.* (Computers)                       32,600        1,756,325
Citigroup, Inc. (Finance)                              27,166        1,429,611
Coca-Cola Co. (The) (Beverages)                        17,700        1,068,638
Compaq Computer Corp. (Computers)                      20,000          608,200
Costco Wholesale Corp.* (Retail)                        6,500          238,063
CVS Corp. (Retail)                                     19,800        1,048,163
Disney (Walt) Co. (The) (Leisure)                      17,800          637,462
Dover Corp. (Machinery)                                15,800          670,512
Duke Energy Corp. (Utilities)                          17,050        1,473,759
EMC Corp.* (Computers)                                 13,800        1,229,062
Emerson Electric Co. (Electronics)                     16,100        1,182,344
Enron Corp. (Oil & Gas)                                 5,400          443,138
Exxon Mobil Corp. (Oil & Gas)                          20,400        1,819,425
Fannie Mae (Mortgage Banking)                          16,150        1,243,550
First Data Corp. (Computers)                           10,600          531,325
Freddie Mac (Mortgage Banking)                         19,250        1,155,000
General Electric Co. (Electronics)                     48,900        2,680,331
Halliburton Co. (Oil & Gas)                            15,400          570,763
Home Depot, Inc. (The) (Retail)                         7,200          309,600
Intel Corp. (Electronics)                              30,400        1,368,000
International Business Machines Corp.
(Computers)                                             6,250          615,625
International Paper Co. (Paper & Paper Products)       13,800          505,425
Interpublic Group of Cos., Inc. (The)
(Advertising)                                           6,800          291,975
JDS Uniphase Corp.* (Fiber Optics)                      9,000          732,937
Johnson & Johnson (Medical)                            14,915        1,374,044
Kimberly-Clark Corp. (Paper & Paper Products)          20,350        1,343,100
Level 3 Communications, Inc.*
(Telecommunications)                                    6,100          290,894
Lowe's Cos., Inc. (Retail)                             12,100          552,819
McGraw-Hill Cos., Inc. (The) (Media)                   16,550        1,062,303
Medtronic, Inc. (Medical)                              20,850        1,132,416
Merck & Co., Inc. (Medical)                            13,350        1,200,666
Microsoft Corp.* (Computers)                           23,450        1,615,119
Minnesota Mining & Manufacturing Co.
(Diversified Operations)                                7,000          676,375
Motorola, Inc. (Electronics)                            8,400          209,475
Omnicom Group, Inc. (Advertising)                       3,500          322,875
Oracle Corp.* (Computers)                              15,200          501,600
PepsiCo, Inc. (Beverages)                              19,600          949,375
Philip Morris Cos., Inc. (Tobacco)                     25,000          915,625
Safeway, Inc.* (Retail)                                18,700        1,022,656
SBC Communications, Inc. (Telecommunications)           8,350          481,691
Schlumberger Ltd. (Oil & Gas)                          10,600          806,925
State Street Corp. (Banks - United States)              6,700          835,758
Sun Microsystems, Inc.* (Computers)                    13,200        1,463,550
Target Corp. (Retail)                                  19,840          548,080
Tyco International Ltd. (Diversified Operations)       23,150        1,312,316
United Technologies Corp. (Aerospace)                   6,100          425,856
Verizon Communications (Telecommunications)            11,350          656,172
Wal-Mart Stores, Inc. (Retail)                         22,400        1,016,400
Wells Fargo & Co. (Banks - United States)              25,400        1,176,338
WorldCom, Inc.* (Telecommunications)                   23,525          558,719
                                                                  ------------
                                                                    57,472,105
                                                                  ------------
TOTAL COMMON STOCKS
(Cost $123,130,933)                                   (94.71%)     139,451,468
                                                      -------     ------------
UNITS
Mexico (0.08%)
Controladora Comercial Mexicana SA  de CV
(Retail)                                              110,000          121,935
                                                                  ------------
TOTAL UNITS
(Cost $101,293)                                        (0.08%)         121,935
                                                      -------     ------------
WARRANTS
Germany (0.00%)
Muenchener Rueckversicherungs- Gesellschaft AG*
(Insurance)                                                38            3,370
                                                                  ------------
TOTAL WARRANTS
(Cost $1,700)                                          (0.00%)           3,370
                                                      -------     ------------
TOTAL COMMON STOCKS,
UNITS AND WARRANTS
(Cost $123,233,926)                                   (94.79%)     139,576,773
                                                      -------     ------------
PREFERRED STOCKS
Germany (0.25%)
Fresenius AG (Medical)                                  1,500          370,414
                                                                  ------------
TOTAL PREFERRED STOCKS
(Cost $348,446)                                        (0.25%)         370,414
                                                      -------     ------------

                                     INTEREST      PAR VALUE
                                       RATE     (000s OMITTED)
                                     --------   --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.87%)
Investment in a joint repurchase
agreement transaction with  UBS
Warburg, Inc. - Dated  10-31-00, due
11-01-00 (Secured by U.S. Treasury
Bonds, 6.000% and 9.125%,  due
05-15-18 and 02-15-26)  - Note A        6.56%          $5,698       $5,698,000
                                                      -------     ------------

                                               NUMBER OF SHARES
                                               ----------------
Cash Equivalents (7.15%)
Navigator Securities Lending  Prime
Portfolio**                                        10,531,404       10,531,404
                                                      -------     ------------
TOTAL SHORT-TERM INVESTMENTS                          (11.02%)      16,229,404
                                                      -------     ------------
TOTAL INVESTMENTS                                    (106.06%)     156,176,591
                                                      -------     ------------
OTHER ASSETS AND LIABILITIES, NET                      (6.06%)      (8,930,268)
                                                      -------     ------------
TOTAL NET ASSETS                                     (100.00%)    $147,246,323
                                                      =======     ============

  * Non-income producing security.

 ** Represents investment of security lending collateral -- Note A.

(R) This security is exempt from registration under rule 144A of the Securities and Exchange Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A security amounted to $7,945 as of October 31, 2000.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





Portfolio Concentration (Unaudited)
-----------------------------------------------------------------------
The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at October 31,
2000, assigned to the various investment categories.

                                     MARKET VALUE
                                    OF SECURITIES
                                   AS A PERCENTAGE
INVESTMENT CATEGORIES               OF NET ASSETS
---------------------               -------------
Advertising                               0.79%
Aerospace                                 0.29
Automobile/Trucks                         1.74
Banks -- Foreign                          5.65
Banks -- United States                    1.75
Beverages                                 2.50
Broker Services                           0.29
Building                                  1.55
Business Services -- Misc.                0.48
Chemicals                                 0.97
Computers                                 8.41
Cosmetics & Personal Care                 0.27
Diversified Operations                    4.27
Electronics                               8.53
Engineering/R&D Services                  0.12
Fiber Optics                              0.50
Finance                                   2.31
Food                                      1.69
Glass Products                            0.21
Household                                 0.04
Insurance                                 6.16
Leasing Companies                         0.09
Leisure                                   0.62
Machinery                                 1.35
Manufacturing                             0.17
Media                                     2.81
Medical                                   8.17
Metal                                     0.67
Mortgage Banking                          1.63
Oil & Gas                                 7.12
Paper & Paper Products                    1.25
Pollution Control                         0.08
Real Estate Operations                    1.52
Retail                                    6.12
Steel                                     0.00
Telecommunications                       10.93
Tobacco                                   0.62
Transport                                 0.53
Utilities                                 2.84
Short-Term Investments                   11.02
                                       -------
TOTAL INVESTMENTS                       106.06%
                                       =======

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds -- Global Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock Global Fund (the "Fund") is a diversified series of John Hancock Investment Trust III, an open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable. In addition, the Fund accrues foreign repatriation taxes on unrealized gains, as applicable.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $4,690,290. The weighted average interest rate was 6.52%. Interest expense includes $57,704 paid under the line of credit. There was no outstanding borrowing under the line of credit on October 31, 2000.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2000, the Fund loaned securities having a market value of $10,186,476 collateralized by cash in the amount of $10,531,404. The cash collateral was invested in a short-term instrument.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

The fund had no open forward foreign currency exchange contracts at October 31, 2000.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

The Fund had no open financial futures contracts at October 31, 2000.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with accounting principles generally accepted in the United States of America incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.90% of the first $100,000,000 of the Fund's average daily net asset value, (b) 0.80% of the next $200,000,000, (c) 0.75% of the next
$200,000,000 and (d) 0.625% of the Fund's average daily net asset value in excess of $500,000,000. The Adviser is solely responsible for advising the Fund with respect to investments in the United States and Canada.

The Adviser has a subadvisory contract with Indocam International Investment Services ("IIIS"), effective January 1, 2000, under which IIIS provides the Fund with investment management services and advice with respect to the portion of the Fund's assets invested in countries other than the United States and Canada. Under this contract IIIS acted as co-subadviser with the Fund's original subadviser, John Hancock Advisers International Limited ("JHAI"), a wholly owned subsidiary of the Adviser. As of March 1, 2000, the Adviser terminated its contract with JHAI so that currently IIIS is the Fund's sole subadviser. The Fund is not responsible for payment of the subadvisers' fees.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. To reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

During the year ended October 31, 2000, JH Funds received net up-front sales charges of $161,392 with regard to sales of Class A shares. Of this amount, $23,146 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $86,384 was paid as sales commissions to unrelated broker-dealers and $51,862 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Effective May 1, 2000, all Class C shares retail purchases are assessed a 1.00% up-front sales charge. During the year ended October 31, 2000, JH Funds received net up-front sales charges of $3,313 with regard to sales of Class C shares. Of this amount, $3,153 was paid as sales commissions to unrelated broker-dealers and $160 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended October 31, 2000, CDSCs received by JH Funds amounted to $124,511 for Class B shares and $1,185 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown and Ms. Maureen R. Ford are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 2000, aggregated $306,037,086 and $328,556,809, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 2000.

The cost of investments owned at October 31, 2000 (including short-term investments) for federal income tax purposes was $142,074,225. Gross unrealized appreciation and depreciation of investments aggregated $22,319,670 and $8,217,304, respectively, resulting in net unrealized appreciation of $14,102,366.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 2000, the Fund has reclassified amounts to reflect a decrease in net realized gain on investments of $4,855,448, a decrease in accumulated net investment loss of $1,740,541 and an increase in capital paid-in of $3,114,507. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2000. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to treatment of net operating losses, realized gain/loss on foreign currency transactions, and Passive Foreign Investment Companies in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.



REPORT OF INDEPENDENT AUDITORS
To the Shareholders of John Hancock Global Fund and the Trustees of John Hancock Investment Trust III

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the highlights present fairly, in all material respects, the financial position of John Hancock Global Fund (the "Fund") (a series of John Hancock Investment Trust
III), at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 8, 2000


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund paid during its taxable year ended October 31, 2000.

The Fund has designated distributions to shareholders of $11,977,748 as long-term capital gain dividends.

Shareholders will be mailed a 2000 U.S. Treasury Department Form
1099-DIV in January 2001. This will reflect the tax character of all distributions for the calendar year 2000.


SHAREHOLDER MEETING (UNAUDITED)

On December 1, 1999, the shareholders of John Hancock Global Fund approved a sub-advisory contract between the Adviser and Indocam
International Investment Services (6,924,019 FOR; 215,366 AGAINST; and 622,906 ABSTAINING).



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner.]

John Hancock Funds, Inc.
Member NASD
101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of the shareholders of the John Hancock Global Fund. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

0300A  10/00
       12/00






The latest report from your
Fund's management team

ANNUAL REPORT

Large Cap
Growth Fund

OCTOBER 31, 2000

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



TRUSTEES
Dennis S. Aronowitz*
Stephen L. Brown
Richard P. Chapman, Jr.
William J. Cosgrove*
Leland O. Erdahl
Richard A. Farrell
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
William L. Braman
Executive Vice President and
Chief Investment Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116-5072

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

After providing investors with sky-high returns for the last five years, the financial markets have brought investors back down to earth in 2000. Rising interest rates and oil prices, the prospects of a slowing economy and earnings fears all caught up with pricey growth stocks -- technology in particular. A dramatic plunge in the spring and again in the fall caused the major indexes to end October in negative territory for the year to date. The tech-heavy NASDAQ Composite Index was hardest hit, returning -17.19% year to date through October.

But there is a silver lining. Investors have finally turned their attention to broader swaths of the market, including old economy stocks in sectors like financials, health care and energy, that combined both strong fundamentals and more attractive valuation levels. Since April, less expensive value stocks have outperformed growth stocks.

Bonds also began to make a comeback as the year progressed and investors grew more confident that the series of Fed rate hikes might be coming to an end. Pockets of strength have emerged there, including municipal bonds and longer-maturity Treasury bonds. The 30-year bond, for instance, returned 13.53% year to date through October.

The market's shifts in leadership so far this year highlight one of the key investment tenets that we can't emphasize enough: investing should be a marathon, not a sprint. If your portfolio is diversified and you have an up-to-date financial plan crafted with an investment professional to meet your goals, it becomes easier to ride out the market's short-term ups and downs. It could also provide you with a greater chance of success over time.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER



BY WILLIAM L. BRAMAN AND ROBERT J. UEK, CFA,
FOR THE PORTFOLIO MANAGEMENT TEAM

[A 2" x 3" photo bottom middle of page of John Hancock Large Cap Growth Fund. Caption below reads "William Braman, portfolio management team leader."]

John Hancock
Large Cap Growth Fund

Abrupt shifts in investor sentiment over last 12 months

On July 1, Will Braman assumed the role of portfolio management team leader for John Hancock Large Cap Growth Fund. Prior to joining John Hancock Funds, Mr. Braman was at Baring Asset Management, and he brings with him 23 years of investment management experience.

The past 12 months may well be remembered as one of the most unpredictable and volatile periods in the recent history of stock investing. Over the course of John Hancock Large Cap Growth Fund's fiscal year, we've witnessed dramatic stock price swings and sector rotation as investors rushed to anticipate the Federal Reserve Board's next move and the effect its actions would have on the economy and corporate profits. The direction of technology stock prices had no small influence on either market performance or the Fund. With a sizeable amount of the Fund's net assets invested in technology companies, the Fund's performance was impacted by that sector.

Performance results

For the year ended October 31, 2000, John Hancock Large Cap Growth Fund posted total returns of -8.15%, -8.79% and -8.80% at net asset value for Class A, Class B and Class C shares, respectively. For the same period, the S&P 500 Index returned 6.08%, the Russell Top 200 Growth Index returned 4.08% and the average large-cap growth fund returned 15.25%, according to Lipper, Inc.1

"...technology
 stock prices
 had no small
 influence..."

Keep in mind that your net asset value return will be different from the Fund's stated performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Longer-term performance information can be found on pages six and seven.

Market leadership changes

As you may recall, we began fiscal 2000 last November on the heels of a year in which the Fund produced substantial gains. Early on, the rally in large-company tech stocks broadened significantly to include small- and mid-size companies, at which time the Fund's performance began to lag. In early March, the abrupt halt in the tech rally -- and steep price declines -- placed further pressure on Fund performance. From that point through period's end, the broad market and the Fund had a tumultuous ride as various stock groupings and industry sectors rotated in and out of favor, with the final months of the period particularly volatile for tech stocks. As was the case at midyear, the Fund's relative underperformance was due, by and large, to its overweight in the technology arena relative to its peer group, although a number of individual holdings, not only in technology but other sectors, detracted from performance as well. Some of the more disappointing names over the year included: NBC Internet, Sycamore Networks, Microsoft, American General, Procter & Gamble and Wal-Mart.

[Table at top left-hand column entitled "Top Five Stock Holdings." The first listing is General Electric 5.1%, the second is Pfizer 4.7%, the third Cisco Systems 4.5%, the fourth EMC Corp. 3.9% and the fifth Sun Microsystems 3.7%. A note below the table reads "As a percentage of net assets on October 31, 2000."]

"...we
 increased the
 Fund's stake
 in health
 care and
 financial
 stocks..."

[Table at bottom of left-hand column entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Recent Performance...And What's Behind The Numbers." The first listing is Nortel Networks followed by a sideways arrow with the phrase
"Perceived disappointments about future growth of optical space." The second listing is Sun Microsystems followed by an up arrow with phrase "Unquestioned leadership in servers." The third listing is Clear Channel followed by a down arrow with the phrase "Concerns of advertising slowdown." A note below the table reads "See 'Schedule of Investments,' Investment holdings are subject to change."]

Tech exposure increased on dips

In the second half of the fiscal year, we chose to further bolster the Fund's stake in technology issues, buying when valuations on some former high flyers became quite compelling. We did so believing that the highly attractive long-term growth prospects of technology companies far outweigh the short-term bouts of volatility that tech stocks are likely to experience over the course of an economic cycle. Thus, the Fund's tech-related positions stood at 50% of net assets by period's end. We also reconfigured the tech exposure so that the Fund's tech holdings were in two main camps: networking, communications infrastructure and components; and Internet infrastructure and services -- servers, storage and software.

We emphasized companies that we believe dominate their niches and that are highly focused on producing rapid earnings growth for the foreseeable future. Several new holdings include Nortel Networks, Juniper Networks, CIENA Corp., Broadcom Corp., PMC-Sierra and SDL. We believe these companies stand to benefit from the strong future demand for bandwith. In the area of Internet infrastructure and services, notable holdings include Sun Microsystems, VERITAS Software and Siebel Systems.

Shifts in portfolio composition

As the period progressed, we increased the Fund's stake in health-care and financial stocks -- two sectors whose standing among investors improved significantly in recent months. We also substantially decreased the portfolio's exposure to retail, media and utility services (wireless), selling what we believed were the more marginal companies that would likely have a difficult time in a more competitive environment in which consumer spending was slowing.

The biotech companies that we added have been licensed research and development facilities for the more well-known pharmaceutical corporations for quite some time, and are just now developing product for their own distribution and sales. New holdings include Genentech and Millennium Pharmaceuticals, as well as Waters Corp. and PE Corp.-PE Biosystems Group, which provide the measurement and lab equipment to many biotech firms. We also boosted or initiated positions in the larger drug companies, such as Pfizer, Pharmacia and Merck. Together, the rapid earnings growth offered by biotechnology firms combined with the visible earnings growth of the pharmaceuticals bring to the portfolio an element of solid defensive earnings growth.

[Bar chart at top of left hand column with the heading "Fund Performance." Under the heading is a note that reads "For the year ended October 31, 2000." The chart is scaled in increments of 5% with -10% at the bottom and 20% at the top. The first bar represents the -8.15% total return for John Hancock Large Cap Growth Fund Class A. The second bar represents the -8.79% total return for John Hancock Large Cap Growth Fund Class B. The third bar represents the -8.80% total return for John Hancock Large Cap Growth Fund Class C. The fourth bar represents the 15.25% total return for Average large-cap growth fund. A note below the chart reads "Total returns for John Hancock Large Cap Growth Fund are at net asset value with all distributions reinvested. The average growth fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information."]

Inexpensively priced in a relative sense and perceived as safe havens, the financial stocks that garnered our increased attention included MBNA Corp., Citigroup and State Street Corp. Though these companies are a bit more defensive compared with technology and biotech stocks, they are by no means slow growers and may well produce growth rates between 15% and 20%.

In the retail, media and utility services arenas, we sold Lowe's and CVS, while paring Best Buy and Kroger. We also moved out of Comcast and Liberty Media because of the declining advertising environment and lack of earnings visibility. Tough price competition has pushed the breakeven point for many wireless companies further out on the horizon, prompting us to sell VoiceStream and Dobson Communications and to significantly pare Sprint PCS.

"With all eyes
 on earnings,
 individual
 stock selec-
 tion becomes
 more impor-
 tant than
 ever."

Outlook

Our outlook for the first half of fiscal 2001 is a mix of caution and optimism. We believe investors might be surprised to find that the "soft-landing" scenario may not be so soft and that many corporations may find it more difficult to achieve earnings projections. With current GDP growth at roughly 3%, the next interest-rate action from the Fed may well be a pullback to a neutral if not an easing stance. Given the more constrained growth, we anticipate that stock investors and analysts will continue to discriminate between the stocks of the consistent earnings-growth achievers from those that disappoint. We believe companies that can continue to execute their business plans and express confident outlooks are likely to be rewarded with stock price appreciation, while those that stumble even slightly will suffer. With all eyes on earnings, individual stock selection becomes more important than ever.

-------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Large Cap Growth Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include an up-front maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes an up-front sales charge of 1% and a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

CLASS A
For the period ended October 31, 2000
                                            ONE         FIVE          TEN
                                           YEAR        YEARS        YEARS
                                          -----        -----        -----
Cumulative Total Returns                 (12.75%)      67.92%      274.27%
Average Annual Total Returns             (12.75%)      10.92%       14.11%

CLASS B
For the period ended October 31, 2000
                                                                   SINCE
                                            ONE         FIVE     INCEPTION
                                           YEAR        YEARS      (1/3/94)
                                          -----        -----     ---------
Cumulative Total Returns                 (12.88%)      68.88%      102.96%
Average Annual Total Returns             (12.88%)      11.05%       10.93%

CLASS C
For the period ended October 31, 2000
                                                      SINCE
                                            ONE     INCEPTION
                                           YEAR      (6/1/98)
                                         ------     ---------
Cumulative Total Returns                 (10.52%)      14.08%
Average Annual Total Returns             (10.52%)       5.60%



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Large Cap Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. In addition, the Fund is compared to the Russell Top 200 Growth Index, which measures the performance of the Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. For future reports the Adviser has chosen to remove the Standard & Poor's 500 Index, but will continue to compare the Fund's performance to the broad-based Russell Top 200 Growth Index, which more closely represents the investment strategy of the Fund. It is not possible to invest in an index. Past performance is not indicative of future results.

Line chart with the heading John Hancock Large Cap Growth Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the Russell Top 200 Growth Index and is equal to $66,248 as of October 31, 2000. The second line represents the Standard & Poor's 500 Index and is equal to $58,993 as of October 31, 2000. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Growth Fund on October 31, 1990, before sales charge, and is equal to $39,396 as of October 31, 2000. The fourth line represents the value of the same hypothetical investment made in the John Hancock Large Cap Growth Fund, after sales charge, and is equal to $37,427 as of October 31, 2000.

Line chart with the heading John Hancock Large Cap Growth Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Russell Top 200 Growth Index and is equal to $41,973 as of October 31, 2000. The second line represents the Standard & Poor's 500 Index and is equal to $34,913 as of October 31, 2000. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Growth Fund on January 3, 1994, before sales charge, and is equal to $20,296 as of October 31, 2000.

Line chart with the heading John Hancock Large Cap Growth Fund Class C*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the Russell Top 200 Growth Index and is equal to $14,955 as of October 31, 2000. The second line represents the Standard & Poor's 500 Index and is equal to $13,509 as of October 31, 2000. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Growth Fund on June 1, 1998, before sales charge, and is equal to $11,525 as of October 31, 2000. The fourth line represents the value of the same hypothetical investment made in the John Hancock Large Cap Growth Fund, after sales charge, and is equal to $11,410 as of October 31, 2000.

*No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

John Hancock Funds -- Large Cap Growth Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 2000
--------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $568,713,659)               $660,419,841
Joint repurchase agreement
(cost - $4,155,000)                                  4,155,000
Corporate savings account                                  233
                                             -----------------
                                                   664,575,074
Receivable for shares sold                             153,691
Dividends receivable                                    26,331
Interest receivable                                        760
Other assets                                            56,919
                                             -----------------
Total Assets                                       664,812,775
                                             -----------------
Liabilities:
Payable for shares repurchased                         254,993
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                643,446
Accounts payable and accrued expenses                  137,679
                                             -----------------
Total Liabilities                                    1,036,118
                                             -----------------
Net Assets:
Capital paid-in                                    546,852,402
Accumulated net realized gain on
investments                                         25,244,661
Net unrealized appreciation of
investments                                         91,706,182
Accumulated net investment loss                        (26,588)
                                             -----------------
Net Assets                                        $663,776,657
                                             =================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial interest outstanding - unlimited number of shares authorized with
no par value)
Class A - $421,455,042/20,328,818                       $20.73
==============================================================
Class B - $238,996,169/12,317,092                       $19.40
==============================================================
Class C - $3,325,446/171,486                            $19.39
==============================================================
Maximum Offering Price Per Share
Class A * - ($20.73/0.95)                               $21.82
==============================================================
Class C - ($19.39/0.99)                                 $19.59
==============================================================
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 2000
--------------------------------------------------------------
Investment Income:
Dividends (net of foreign withholding
taxes of $14,920)                                   $2,551,775
Securities lending income - Note A                      99,006
Interest                                               423,272
                                             -----------------
                                                     3,074,053
                                             -----------------
Expenses:
Investment management fee - Note B                   5,882,773
Distribution and service fee - Note B
Class A                                              1,455,749
Class B                                              2,970,018
Class C                                                 23,935
Transfer agent fee - Note B                          1,907,495
Custodian fee                                          160,548
Accounting and legal services fee --
Note B                                                 149,540
Trustees' fees                                          50,294
Miscellaneous                                           46,539
Printing                                                44,598
Auditing fee                                            38,500
Registration and filing fees                            17,249
Interest expense                                        13,799
Legal fees                                               6,417
                                             -----------------
Total Expenses                                      12,767,454
                                             -----------------
Net Investment Loss                                 (9,693,401)
                                             -----------------
Realized and Unrealized Gain (Loss)
on Investments:
Net realized gain on investments sold               39,807,898
Change in net unrealized appreciation
(depreciation) of investments                      (88,157,503)
                                             -----------------
Net Realized and Unrealized Loss on
Investments                                        (48,349,605)
                                             -----------------
Net Decrease in Net Assets Resulting
from Operations                                   ($58,043,006)
                                             =================

See notes to financial statements.





Statement of Changes in Net Assets
-------------------------------------------------------------------------------
                                                YEAR ENDED OCTOBER 31,
                                        ---------------------------------------
                                                1999                  2000
                                        -----------------     -----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                           ($7,146,985)          ($9,693,401)
Net realized gain on investments
sold                                          110,762,438            39,807,898
Change in net unrealized
appreciation (depreciation) of
investments                                    59,045,415           (88,157,503)
                                        -----------------     -----------------
Net Increase (Decrease) in Net
Assets Resulting from Operations              162,660,868           (58,043,006)
                                        -----------------     -----------------
Distributions to Shareholders:
Distributions from net realized
gain on investments sold
Class A - ($2.7100 and $2.5980
per share, respectively)                      (45,972,496)          (50,047,115)
Class B - ($2.7100 and $2.5980
per share, respectively)                      (27,759,800)          (34,402,171)
Class C - ($2.7100 and $2.5980
per share, respectively)                          (27,033)             (155,747)
                                        -----------------     -----------------
Total Distributions to
Shareholders                                  (73,759,329)          (84,605,033)
                                        -----------------     -----------------
From Fund Share Transactions - Net:*          109,605,788             8,726,562
                                        -----------------     -----------------
Net Assets:
Beginning of period                           599,190,807           797,698,134
                                        -----------------     -----------------
End of period (including
accumulated net investment loss
of $23,130 and $26,588,
respectively)                                $797,698,134          $663,776,657
                                        =================     =================

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.


Statement of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------------------------------

*Analysis of Fund Share Transactions:
                                                                        YEAR ENDED OCTOBER 31,
                                        -----------------------------------------------------------------------------------
                                                         1999                                        2000
                                        ---------------------------------------     ---------------------------------------
                                              SHARES                AMOUNT               SHARES                 AMOUNT
                                        -----------------     -----------------     -----------------     -----------------
CLASS A
Shares sold                                     9,568,899          $230,610,734             5,654,099          $134,661,975
Shares issued to shareholders in
reinvestment of distributions                   2,130,741            42,891,827             1,962,883            46,599,078
                                        -----------------     -----------------     -----------------     -----------------
                                               11,699,640           273,502,561             7,616,982           181,261,053
Less shares repurchased                        (9,499,232)         (229,248,085)           (6,624,254)         (157,146,910)
                                        -----------------     -----------------     -----------------     -----------------
Net increase                                    2,200,408           $44,254,476               992,728           $24,114,143
                                        =================     =================     =================     =================
CLASS B
Shares sold                                     6,594,456          $150,932,220             4,126,439           $92,609,687
Shares issued to shareholders in
reinvestment of distributions                   1,263,938            24,280,197             1,292,439            28,912,218
                                        -----------------     -----------------     -----------------     -----------------
                                                7,858,394           175,212,417             5,418,878           121,521,905
Less shares repurchased                        (4,888,308)         (111,107,205)           (6,244,702)         (139,338,666)
                                        -----------------     -----------------     -----------------     -----------------
Net increase (decrease)                         2,970,086           $64,105,212              (825,824)         ($17,816,761)
                                        =================     =================     =================     =================
CLASS C
Shares sold                                        60,561            $1,390,286               219,079            $4,892,316
Shares issued to shareholders in
reinvestment of distributions                       1,368                26,263                 5,950               133,107
                                        -----------------     -----------------     -----------------     -----------------
                                                   61,929             1,416,549               225,029             5,025,423
Less shares repurchased                            (7,655)             (170,449)             (114,939)           (2,596,243)
                                        -----------------     -----------------     -----------------     -----------------
Net increase                                       54,274            $1,246,100               110,090            $2,429,180
                                        =================     =================     =================     =================

See notes to financial statements.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------------
                                     YEAR ENDED     PERIOD ENDED                       YEAR ENDED OCTOBER 31,
                                    DECEMBER 31,     OCTOBER 31,      -------------------------------------------------------
                                        1995            1996(1)          1997           1998           1999           2000
                                  -------------     -------------     ----------     ----------     ----------     ----------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $15.89            $19.51         $23.28         $24.37         $22.27         $25.04
                                  -------------     -------------     ----------     ----------     ----------     ----------
Net Investment Loss(2)                    (0.09)            (0.13)         (0.12)         (0.11)         (0.17)         (0.23)
Net Realized and Unrealized
Gain (Loss) on Investments                 4.40              3.90           3.49           2.17           5.65          (1.48)
                                  -------------     -------------     ----------     ----------     ----------     ----------
Total from Investment Operations           4.31              3.77           3.37           2.06           5.48          (1.71)
                                  -------------     -------------     ----------     ----------     ----------     ----------
Less Distributions:
Distributions from Net
Realized Gain on
Investments Sold                          (0.69)               --          (2.28)         (4.16)         (2.71)         (2.60)
                                  -------------     -------------     ----------     ----------     ----------     ----------
Net Asset Value, End of
Period                                   $19.51            $23.28         $24.37         $22.27         $25.04         $20.73
                                  =============     =============     ==========     ==========     ==========     ==========
Total Investment Return at
Net Asset Value(3)                       27.17%            19.32%(4)      16.05%          9.80%         27.58%         (8.15%)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                         $241,700          $279,425       $303,067       $381,591       $484,196       $421,455
Ratio of Expenses to Average
Net Assets                                1.48%             1.48%(5)       1.44%          1.40%          1.35%          1.36%
Ratio of Net Investment Loss
to Average Net Assets                    (0.46%)           (0.73%)(5)     (0.51%)        (0.50%)        (0.70%)        (0.97%)
Portfolio Turnover Rate                     68%(6)            59%           133%           153%(6)        183%           162%

CLASS B
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $15.83            $19.25         $22.83         $23.70         $21.38         $23.74
                                  -------------     -------------     ----------     ----------     ----------     ----------
Net Investment Loss(2)                    (0.26)            (0.26)         (0.27)         (0.25)         (0.31)         (0.37)
Net Realized and Unrealized
Gain (Loss) on Investments                 4.37              3.84           3.42           2.09           5.38          (1.37)
                                  -------------     -------------     ----------     ----------     ----------     ----------
Total from Investment Operations           4.11              3.58           3.15           1.84           5.07          (1.74)
                                  -------------     -------------     ----------     ----------     ----------     ----------
Less Distributions:
Distributions from Net
Realized Gain on
Investments Sold                          (0.69)               --          (2.28)         (4.16)         (2.71)         (2.60)
                                  -------------     -------------     ----------     ----------     ----------     ----------
Net Asset Value, End of
Period                                   $19.25            $22.83         $23.70         $21.38         $23.74         $19.40
                                  =============     =============     ==========     ==========     ==========     ==========
Total Investment Return at
Net Asset Value(3)                       26.01%            18.60%(4)      15.33%          9.04%         26.70%         (8.79%)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                          $15,913           $25,474        $36,430       $217,448       $312,046       $238,996
Ratio of Expenses to Average
Net Assets                                2.31%             2.18%(5)       2.13%          2.08%          2.02%          2.05%
Ratio of Net Investment Loss
to Average Net Assets                    (1.39%)           (1.42%)(5)     (1.20%)        (1.16%)        (1.37%)        (1.66%)
Portfolio Turnover Rate                     68%(6)            59%           133%           153%(6)        183%           162%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of each class.
It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.




Financial Highlights (continued)
-----------------------------------------------------------------------------
                                  PERIOD ENDED        YEAR ENDED OCTOBER 31,
                                   OCTOBER 31,      -------------------------
                                      1998(7)          1999           2000
                                  -------------     ----------     ----------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $21.43         $21.37         $23.73
                                  -------------     ----------     ----------
Net Investment Loss(2)                    (0.10)         (0.31)         (0.37)
Net Realized and Unrealized
Gain (Loss) on Investments                 0.04           5.38          (1.37)
                                  -------------     ----------     ----------
Total from Investment Operations          (0.06)          5.07          (1.74)
                                  -------------     ----------     ----------
Less Distributions:
Distributions from Net
Realized Gain
on Investments Sold                          --          (2.71)         (2.60)
                                  -------------     ----------     ----------
Net Asset Value, End of
Period                                   $21.37         $23.73         $19.39
                                  =============     ==========     ==========
Total Investment Return at
Net Asset Value(3)                       (0.28%)(4)     26.72%         (8.80%)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                             $152         $1,457         $3,325
Ratio of Expenses to Average
Net Assets                                2.10%(5)       2.05%          2.06%
Ratio of Net Investment Loss
to Average Net Assets                    (1.14%)(5)     (1.36%)        (1.71%)
Portfolio Turnover Rate                     153%(6)       183%           162%

(1) Effective October 31, 1996, the fiscal period end changed from December 31 to October 31.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) Annualized.
(6) Portfolio turnover rate excludes merger activity.
(7) Class C shares began operations on June 1, 1998.

See notes to financial statements.





Schedule of Investments
October 31, 2000
------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Large Cap Growth Fund on October 31, 2000. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                    NUMBER OF        MARKET
ISSUER, DESCRIPTION                                  SHARES           VALUE
-------------------                                ----------     ------------
COMMON STOCKS
Banks - United States (1.74%)
State Street Corp.                                     47,165       $5,883,362
Wells Fargo & Co.                                     122,731        5,683,979
                                                                  ------------
                                                                    11,567,341
                                                                  ------------
Broker Services (0.81%)
Schwab (Charles) Corp. (The)                          153,030        5,375,179
                                                                  ------------
Business Services - Misc. (0.46%)
Paychex, Inc.                                          53,650        3,041,284
                                                                  ------------
Computer - Software (9.37%)
Adobe Systems, Inc.                                    74,200        5,643,837
BEA Systems, Inc.*                                    100,650        7,221,637
i2 Technologies, Inc.*                                 30,350        5,159,500
Oracle Corp.*                                         598,000       19,734,000
Siebel Systems, Inc.*                                  65,300        6,852,419
VeriSign, Inc.*                                        37,250        4,917,000
VERITAS Software Corp.*                                89,600       12,634,998
                                                                  ------------
                                                                    62,163,391
                                                                  ------------
Computers (19.64%)
Brocade Communications Systems, Inc.*                  26,450        6,014,069
Cisco Systems, Inc.*                                  554,650       29,881,769
Compaq Computer Corp.                                 302,260        9,191,727
EMC Corp.*                                            289,586       25,791,253
Gateway, Inc.*                                        114,236        5,895,720
Hewlett-Packard Co.                                   155,716        7,231,062
Juniper Networks, Inc.*                                33,200        6,474,000
Network Appliance, Inc.*                               54,850        6,527,150
Palm, Inc.*                                            85,900        4,601,019
Redback Networks, Inc.*                                37,700        4,012,694
Sun Microsystems, Inc.*                               223,450       24,775,019
                                                                  ------------
                                                                   130,395,482
                                                                  ------------
Diversified Operations (8.18%)
General Electric Co.                                  615,000       33,709,688
Tyco International Ltd. (Bermuda)                     363,750       20,620,078
                                                                  ------------
                                                                    54,329,766
                                                                  ------------
Electronics (7.77%)
Altera Corp.*                                         132,500        5,424,219
Analog Devices, Inc.*                                  70,698        4,595,370
Applied Materials, Inc.*                              145,600        7,735,000
Broadcom Corp. (Class A)*                              47,100       10,473,862
Flextronics International Ltd. (Singapore)*           147,600        5,608,800
KLA-Tencor Corp.*                                      61,800        2,089,612
Micron Technology, Inc.*                              147,950        5,141,262
PMC-Sierra, Inc.*                                      28,800        4,881,600
Xilinx, Inc.*                                          77,550        5,617,528
                                                                  ------------
                                                                    51,567,253
                                                                  ------------
Fiber Optics (4.60%)
CIENA Corp.*                                           61,000        6,412,625
JDS Uniphase Corp.*                                   125,200       10,195,975
SDL, Inc.*                                             21,500        5,573,875
Sycamore Networks, Inc.*                               75,800        4,794,350
TyCom, Ltd. (Bermuda)*                                105,897        3,547,549
                                                                  ------------
                                                                    30,524,374
                                                                  ------------
Finance (3.14%)
Citigroup, Inc.                                       299,073       15,738,717
MBNA Corp.                                            136,535        5,128,596
                                                                  ------------
                                                                    20,867,313
                                                                  ------------
Instruments - Scientific (1.50%)
PE Corp.-PE Biosystems Group                           42,783        5,005,611
Waters Corp.*                                          67,870        4,924,817
                                                                  ------------
                                                                     9,930,428
                                                                  ------------
Insurance (2.14%)
AFLAC, Inc.                                            70,668        5,163,181
American International Group, Inc.                     92,649        9,079,602
                                                                  ------------
                                                                    14,242,783
                                                                  ------------
Media (4.44%)
Clear Channel Communications, Inc.*                   123,459        7,415,256
Time Warner, Inc.                                     222,834       16,915,329
Yahoo! Inc.*                                           88,000        5,159,000
                                                                  ------------
                                                                    29,489,585
                                                                  ------------
Medical (17.57%)
Amgen, Inc.*                                          156,850        9,087,497
Cardinal Health, Inc.                                 170,000       16,107,500
Genentech, Inc.*                                      104,100        8,588,250
Johnson & Johnson                                      94,188        8,677,069
Medtronic, Inc.                                       277,776       15,086,709
Merck & Co., Inc.                                     146,344       13,161,813
Millennium Pharmaceuticals, Inc.*                      69,200        5,021,325
Pfizer, Inc.                                          729,731       31,515,258
Pharmacia Corp.                                       170,534        9,379,370
                                                                  ------------
                                                                   116,624,791
                                                                  ------------
Retail (6.54%)
Bed Bath & Beyond, Inc.*                              180,150        4,650,122
Best Buy Co., Inc.*                                    55,179        2,769,296
Home Depot, Inc. (The)                                333,559       14,343,037
Kroger Co.*                                           285,915        6,450,957
Wal-Mart Stores, Inc.                                 334,564       15,180,842
                                                                  ------------
                                                                    43,394,254
                                                                  ------------
Telecommunications (10.82%)
American Tower Corp. (Class A)*                       122,446        5,012,633
Comverse Technology, Inc.*                             56,850        6,352,987
Corning, Inc.                                         210,000       16,065,000
Level 3 Communications, Inc.*                          91,950        4,384,866
McLeodUSA, Inc. (Class A)*                            216,400        4,165,700
Nokia Corp., American Depositary Receipt
(Finland)                                             326,864       13,973,436
Nortel Networks Corp.                                 272,058       12,378,639
Scientific-Atlanta, Inc.                               48,781        3,338,450
Sprint PCS*                                           160,694        6,126,459
                                                                  ------------
                                                                    71,798,170
                                                                  ------------
Utilities (0.77%)
AES Corp. (The)*                                       90,415        5,108,447
                                                                  ------------
TOTAL COMMON STOCKS
(Cost $568,713,659)                                   (99.49%)     660,419,841
                                                                  ------------

                                        INTEREST      PAR VALUE
                                          RATE     (000s OMITTED)
                                        --------   --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.63%)
Investment in a joint repurchase
agreement transaction with  UBS
Warburg, Inc. - Dated  10-31-00, due
11-01-00 (Secured by U.S. Treasury
Bonds, 7.125% thru 13.250%,  due
05-15-14 thru 02-15-23)  - Note A         6.56%        $4,155       $4,155,000
                                                                  ------------
Corporate Savings Account (0.00%)
Investor's Bank & Trust  Daily Interest
Savings Account Current Rate 5.20%                                         233
                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS                           (0.63%)      4,155, 233
                                                    ---------     ------------
TOTAL INVESTMENTS                                    (100.12%)     664,575,074
                                                    ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                      (0.12%)        (798,417)
                                                    ---------     ------------
TOTAL NET ASSETS                                     (100.00%)    $663,776,657
                                                    =========     ============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds -- Large Cap Growth Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock Large Cap Growth Fund (the "Fund") is a diversified series of John Hancock Investment Trust III, an open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $1,921,136. The weighted average interest rate was 6.27%. Interest expense includes $3,626 paid under the line of credit program. At October 31, 2000, there were no outstanding borrowings under the line of credit.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2000, the Fund loaned securities having a market value of $12,647,900 collateralized by securities in the amount of $12,648,878.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with accounting principles generally accepted in the United States of America incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES
AND OTHERS

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value, and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. To reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

During the year ended October 31, 2000, JH Funds received net up-front sales charges of $581,112 with regard to sales of Class A shares. Of this amount, $84,340 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $229,312 was paid as sales commissions to unrelated broker-dealers and $267,460 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Effective May 1, 2000, all Class C shares retail purchases are assessed a 1.00% up-front sales charge. During the year ended October 31, 2000, JH Funds received net up-front sales charges of $16,204 with regard to sales of Class C shares. Of this amount, $13,486 was paid as sales commissions to unrelated broker-dealers and $2,718 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended October 31, 2000, CDSCs received by JH Funds amounted to $741,821 for Class B shares and $84,484 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown and Ms. Maureen R. Ford are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 2000, aggregated $1,259,165,461 and $1,346,237,043, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 2000.

The cost of investments owned at October 31, 2000 (excluding corporate savings account) for federal income tax purposes was $573,667,603. Gross unrealized appreciation and depreciation of investments aggregated $150,808,254 and $59,901,016, respectively, resulting in net unrealized appreciation of $90,907,238.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 2000, the Fund has reclassified amounts to reflect a decrease in net realized gain on investments of $9,484,126, a decrease in accumulated net investment loss of $9,689,943 and a decrease in capital paid-in of $205,817. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2000. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles and the Fund's use of the tax accounting practice known as equalization.

The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.



REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
To the Board of Trustees and Shareholders of John Hancock Investment Trust III -- John Hancock Large Cap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Large Cap Growth Fund (the "Fund"), a series of John Hancock Investment Trust III, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Large Cap Growth Fund, a series of John Hancock Investment Trust III, at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/S/ ERNST & YOUNG LLP

Boston, Massachusetts
December 4, 2000


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended October 31, 2000.

The Fund has designated distributions to shareholders of $84,605,033 as capital gain dividends.

Shareholders will be mailed a 2000 U.S. Treasury Department Form
1099-DIV in January 2001. This will reflect the tax character of all distributions for the calendar year 2000.



NOTES

John Hancock Funds -- Large Cap Growth Fund



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner.]

John Hancock Funds, Inc.
Member NASD
101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of the shareholders of the John Hancock Large Cap Growth Fund. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

2000A  10/00
       12/00






The latest report from your
Fund's management team

ANNUAL REPORT

Mid Cap
Growth Fund

OCTOBER 31, 2000

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



TRUSTEES
Dennis S. Aronowitz*
Stephen L. Brown
Richard P. Chapman, Jr.
William J. Cosgrove*
Leland O. Erdahl
Richard A. Farrell
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
William L. Braman
Executive Vice President and
Chief Investment Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110CEO CORNER



DEAR FELLOW SHAREHOLDERS:

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]

After providing investors with sky-high returns for the last five years, the financial markets have brought investors back down to earth in 2000. Rising interest rates and oil prices, the prospects of a slowing economy and earnings fears all caught up with pricey growth stocks -- technology in particular. A dramatic plunge in the spring and again in the fall caused the major indexes to end October in negative territory for the year to date. The tech-heavy NASDAQ Composite Index was hardest hit, returning -17.19% year to date through October.

But there is a silver lining. Investors have finally turned their attention to broader swaths of the market, including old economy stocks in sectors like financials, health care and energy, that combined both strong fundamentals and more attractive valuation levels. Since April, less expensive value stocks have outperformed growth stocks.

Bonds also began to make a comeback as the year progressed and investors grew more confident that the series of Fed rate hikes might be coming to an end. Pockets of strength have emerged there, including municipal bonds and longer-maturity Treasury bonds. The 30-year bond, for instance, returned 13.53% year to date through October.

The market's shifts in leadership so far this year highlight one of the key investment tenets that we can't emphasize enough: investing should be a marathon, not a sprint. If your portfolio is diversified and you have an up-to-date financial plan crafted with an investment professional to meet your goals, it becomes easier to ride out the market's short-term ups and downs. It could also provide you with a greater chance of success over time.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER



BY BARBARA C. FRIEDMAN, CFA, PORTFOLIO MANAGER

[A 2" x 3" photo bottom middle of page of John Hancock Mid Cap Growth Fund. Caption below reads "Barbara Friedman."]

John Hancock
Mid Cap Growth Fund

Mid-cap stocks remain in sweet spot of growth

Mid-cap growth stocks turned in strong results for the year ended October 31, 2000, with the Russell Midcap Growth Index returning 38.67% compared with 6.08% for the larger-cap Standard & Poor's 500 Index. Mid-size companies benefited from being able to grow their businesses organically -- either by selling more existing products or developing new ones. Many also focused on particular niches -- such as fiber-optics systems -- that are growing faster than the overall economy. Most of the sector's gains, however, came early in the period as technology stocks drove the market to new heights. This run ended in mid-March, as investors sold technology and telecommunications shares and moved into less expensive and more defensive sectors like health care. Despite a broader market and stable interest rates over the summer, the market remained volatile. Rising energy prices and slower profit growth put added pressure on mid-cap stocks in the fall.

Performance review

John Hancock Mid Cap Growth Fund's Class A, Class B and Class C shares returned 33.26%, 32.30% and 32.32%, respectively, at net asset value, for the year ended October 31, 2000. By comparison, the average multi-cap growth fund returned 34.42% during the same period, according to Lipper, Inc.1 Keep in mind that your net asset value return will differ from these performance numbers if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for long-term performance information.

"Most of the
 sector's
 gains, how-
 ever, came
 early in the
 period..."

The Fund benefited from its disciplined focus on mid-cap companies -- those with market capitalizations between $1 billion and $12 billion -- and its heavy stake in technology stocks early in the year. The Fund's lower-than-average investment in health care last spring and a higher-than-average stake in telecommunications during the second half of the period kept us from further gains.

[Table at top left-hand column entitled "Top Five Stock Holdings." The first listing is Palm 2.5%, the second is PE Corp.-PE Biosystems Group 2.0%, the third McLeodUSA 2.0%, the fourth Waters 1.9% and the fifth Brocade Communications Systems 1.9%. A note below the table reads "As a percentage of net assets on October 31, 2000."]

"Many of the
 health-care
 names we
 bought last
 spring helped
 perfor-
 mance."

Technology bright spots

Most of the Fund's performance came from technology names, especially in the computer and electronics industries. Among the top performers were i2 Technologies, a leader in inventory and production management software, as well as VERITAS Software and Network Appliance, companies that provide storage capabilities. Thanks to increased demand for their products, each of these stocks returned over 200% for the year. Many electronics companies benefited from the cable upgrade that is in full swing. In particular, the Fund did well owning Oak Industries, a supplier of components for the cable, TV, wireless and fiber-optics markets. It was bought out by Corning, the leading maker of fiber for fiber-optics networks. We took profits in both Corning and Broadcom, a company that manufactures integrated circuits for fiber-optics networks, because they had outgrown the mid-cap category. In Broadcom's place, we bought Applied Micro Circuits, a similar type of company that also boosted performance. Finally, contract manufacturers like Jabil Circuit, Sanmina and Flextronics International did well as customers like Nortel Networks experienced strong demand and continued to outsource production.

[Table at bottom of left-hand column entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Recent Performance...And What's Behind The Numbers." The first listing is Network Appliance followed by an up arrow with the phrase "Exploding demand for storage systems." The second listing is Waters followed by an up arrow with phrase "Push to map human genome and study proteins." The third listing is Radio One followed by a down arrow with the phrase "Anticipated slowdown in ad spending." A note below the table reads "See 'Schedule of Investments,' Investment holdings are subject to change."]

Health-care and energy winners

Many of the health-care names we bought last spring helped performance. Biotechnology companies in particular benefited from the recent push to map the human genome and study human proteins. Top performers were Waters Corp. and PE Corp.-PE Biosystems Group, companies that design and produce high-precision, analytic equipment for biotech companies. In the energy sector, we owned stocks like R&B Falcon, a contract driller, as well as equipment and oil service stocks like BJ Services and Baker Hughes, all of which appreciated as exploration and production spending increased.

Communications stocks disappoint

Throughout the year, we maintained a higher-than-average stake in communications services companies, especially competitive local exchange carriers (or CLECs) that are going up against the established telephone service providers. By the fall, these stocks had fallen more than 50% from their earlier highs due to investors' concerns that the companies would be denied the needed capital to build out their systems. In fact, the stronger companies remain fully funded for their current growth plans. Plus, revenues, access lines, gross margins and other measures were stronger than ever. We took the opportunity to increase our investments in companies like McLeodUSA and XO Communications (formerly NEXTLINK). We also boosted our stake in Aeroflex, a company that provides the test equipment used in building out fiber-optics networks. At the same time, we sold secondary names -- like NorthPoint Communications -- which will most likely take longer to come back.

[Bar chart at top of left hand column with the heading "Fund Performance." Under the heading is a note that reads "For the year ended October 31, 2000." The chart is scaled in increments of 10% with 0% at the bottom and 40% at the top. The first bar represents the 33.26% total return for John Hancock Mid Cap Growth Fund Class A. The second bar represents the 32.30% total return for John Hancock Mid Cap Growth Fund Class B. The third bar represents the 32.32% total return for John Hancock Mid Cap Growth Fund Class C. The fourth bar represents the 34.42% total return for Average multi-cap growth fund. A note below the chart reads "Total returns for John Hancock Mid Cap Growth Fund are at net asset value with all distributions reinvested. The average multi-cap growth fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information."]

Guarded optimism

Both U.S. economic growth and profit growth rates are showing signs of deceleration from unsustainably high levels to historically more normal levels. While this has caused stock prices to tumble in recent months, we believe it has also created a great buying opportunity. Our expectation is that many sectors will participate in the market's gains going forward. But within each sector there will also be more distinct winners and losers. With this in mind, we recently repositioned the Fund to focus on the strongest mid-cap companies in each sector. We also readjusted our sector weightings to prepare for slower growth in the economy. In particular, we lightened up on technology, where we expect spending to decelerate. Among the names we sold were semiconductor equipment companies like Teradyne and Lam Research, which could see a slowdown in demand. We kept a sizable stake in the technology sector, however, because we expect technology spending to still outpace the growth rate of the overall economy. We focused our investments on businesses with strong forecast demand, including Palm, a leader in the personal digital assistant market, and Brocade Communications Systems, a manufacturer of switches for the fast-growing storage area.

"Growth
 prospects
 remain
 strong in
 the mid-cap
 market..."

In the energy area, we began trimming positions like BJ Services and Baker Hughes as oil service stocks neared what we believe are full valuations. We also boosted our stake in financial stocks like Intuit and USA Education, which we expect will benefit from flat or lower interest rates. Growth prospects remain strong in the mid-cap market, and that bodes well for the Fund.

------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Mid Cap Growth Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include an up-front maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes an up-front sales charge of 1% and a contingent deferred sales charge (maximum 1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

CLASS A
For the period ended October 31, 2000
                                                                          SINCE
                                                    ONE         FIVE    INCEPTION
                                                   YEAR        YEARS    (11/1/93)
                                                 ------      -------    ---------
Cumulative Total Returns                         26.56%      139.64%      162.66%
Average Annual Total Returns                     26.56%       19.10%       14.80%

CLASS B
For the period ended October 31, 2000
                                                                          SINCE
                                                    ONE         FIVE    INCEPTION
                                                   YEAR        YEARS    (11/1/93)
                                                 ------      -------    ---------
Cumulative Total Returns                         27.30%      141.60%      163.38%
Average Annual Total Returns                     27.30%       19.29%       14.84%

CLASS C
For the period ended October 31, 2000
                                                             SINCE
                                                    ONE    INCEPTION
                                                   YEAR     (6/1/98)
                                                 ------    ---------
Cumulative Total Returns                         30.04%       60.12%
Average Annual Total Returns                     30.04%       21.51%


WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Mid Cap Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in both the Standard & Poor's 500 Index and the Russell Midcap Growth Index. The Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. The Russell Midcap Growth Index is an unmanaged index that contains those securities from the Russell Midcap Index with a greater-than-average growth orientation. It is not possible to invest in an index. Past performance is not indicative of future result results.

Line chart with the heading John Hancock Mid Cap Growth Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the Russell Midcap Growth Index and is equal to $36,616 as of October 31, 2000. The second line represents the Standard & Poor's 500 Index and is equal to $34,999 as of October 31, 2000. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Mid Cap Growth Fund on November 1, 1993, before sales charge, and is equal to $27,657 as of October 31, 2000. The fourth line represents the value of the same hypothetical investment made in the John Hancock Mid Cap Growth Fund, after sales charge, and is equal to $26,274 as of October 31, 2000.

Line chart with the heading John Hancock Mid Cap Growth Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Russell Midcap Growth Index and is equal to $36,616 as of October 31, 2000. The second line represents the Standard & Poor's 500 Index and is equal to $34,999 as of October 31, 2000. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Mid Cap Growth Fund on November 1, 1993, before sales charge, and is equal to $26,338 as of October 31, 2000.

Line chart with the heading John Hancock Mid Cap Growth Fund Class C*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the Russell Midcap Growth Index and is equal to $17,557 as of October 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Mid Cap Growth Fund on June 1, 1998, before sales charge, and is equal to $16,172 as of October 31, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock Mid Cap Growth Fund, after sales charge, and is equal to $16,010 as of October 31, 2000. The fourth line represents the Standard & Poor's 500 Index and is equal to $13,509 as of October 31, 2000.

*No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

John Hancock Funds -- Mid Cap Growth Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 2000
--------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $307,923,533)               $415,730,855
Joint repurchase agreement (cost -
$7,487,000)                                          7,487,000
Corporate savings account                                  823
                                             -----------------
                                                   423,218,678
Receivable for investments sold                      8,520,428
Receivable for shares sold                              85,339
Dividends receivable                                    33,112
Interest receivable                                      1,370
Other assets                                            34,604
                                             -----------------
Total Assets                                       431,893,531
                                             -----------------
Liabilities:
Payable for investments purchased                    8,846,495
Payable for shares repurchased                         140,421
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                424,893
Accounts payable and accrued expenses                  157,975
                                             -----------------
Total Liabilities                                    9,569,784
                                             -----------------
Net Assets:
Capital paid-in                                    294,125,343
Accumulated net realized gain on
investments sold                                    20,408,696
Net unrealized appreciation of
investments                                        107,807,322
Accumulated net investment loss                        (17,614)
                                             -----------------
Net Assets                                        $422,323,747
                                             =================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial interest outstanding - unlimited number of shares authorized with no
par value)
Class A - $176,352,413/11,002,619                       $16.03
==============================================================
Class B - $240,762,887/15,962,576                       $15.08
==============================================================
Class C - $5,208,447/345,559                            $15.07
==============================================================
Maximum Offering Price Per Share
Class A* - (16.03/95%)                                  $16.87
==============================================================
Class C - (15.07/99%)                                   $15.22
==============================================================
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 2000
--------------------------------------------------------------
Investment Income:
Dividends (net of foreign witholding
tax of $3,683)                                        $541,621
Interest                                               544,171
Income on securities loaned                            380,539
                                             -----------------
                                                     1,466,331
                                             -----------------
Expenses:
Investment management fee - Note B                   3,143,893
Distribution and service fee - Note B
Class A                                                491,297
Class B                                              2,268,789
Class C                                                 23,421
Transfer agent fee - Note B                          1,040,030
Custodian fee                                           89,749
Registration and filing fees                            88,628
Accounting and legal services fee - Note B              74,428
Printing                                                33,823
Auditing fee                                            28,200
Trustees' fees                                          19,616
Miscellaneous                                           19,453
Legal fees                                               3,482
Interest expense                                         1,192
                                             -----------------
Total Expenses                                       7,326,001
                                             -----------------
Net Investment Loss                                 (5,859,670)
                                             -----------------
Realized and Unrealized Gain on Investments:
Net realized gain on investments sold               38,277,590
Change in net unrealized appreciation
of investments                                      46,416,551
                                             -----------------
Net Realized and Unrealized Gain on
Investments                                         84,694,141
                                             -----------------
Net Increase in Net Assets Resulting
from Operations                                    $78,834,471
                                             =================

See notes to financial statements.





Statement of Changes in Net Assets
-------------------------------------------------------------------------------
                                                YEAR ENDED OCTOBER 31,
                                        ---------------------------------------
                                               1999                  2000
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                           ($3,587,423)          ($5,859,670)
Net realized gain on investments
sold                                           30,387,309            38,277,590
Change in net unrealized
appreciation (depreciation) of
investments                                    55,591,895            46,416,551
                                        -----------------     -----------------
Net Increase in Net Assets
Resulting from Operations                      82,391,781            78,834,471
                                        -----------------     -----------------
Distributions to Shareholders:
Distributions from net realized gain
on investments sold
Class A - (none and $0.8819 per
share, respectively)                                   --            (7,725,298)
Class B - (none and $0.8819 per
share, respectively)                                   --           (10,531,936)
Class C - (none and $0.8819 per
share, respectively)                                   --               (30,130)
                                        -----------------     -----------------
Total Distributions to
Shareholders                                           --           (18,287,364)
                                        -----------------     -----------------
From Fund Share Transactions - Net: *         (59,644,150)          103,602,298
                                        -----------------     -----------------
Net Assets:
Beginning of period                           235,426,711           258,174,342
                                        -----------------     -----------------
End of period (including
accumulated net investment loss
of $16,330 and $17,614,
respectively)                                $258,174,342          $422,323,747
                                        =================     =================

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and redeemed during the last two periods, along with the corresponding dollar value.

See notes to financial statements.




Statement of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------------------------------
*Analysis of Fund Share Transactions:
                                                                       YEAR ENDED OCTOBER 31,
                                        -----------------------------------------------------------------------------------
                                                         1999                                        2000
                                        ---------------------------------------     ---------------------------------------
                                              SHARES                AMOUNT                SHARES                AMOUNT
                                        -----------------     -----------------     -----------------     -----------------
CLASS A
Shares sold                                     4,311,988           $44,751,953             7,007,167          $113,792,310
Shares reinvested                                      --                    --               559,925             7,234,539
                                        -----------------     -----------------     -----------------     -----------------
                                                4,311,988            44,751,953             7,567,092           121,026,849
Less shares repurchased                        (6,689,665)          (69,584,697)           (5,290,216)          (84,452,496)
                                        -----------------     -----------------     -----------------     -----------------
Net increase (decrease)                        (2,377,677)         ($24,832,744)            2,276,876           $36,574,353
                                        =================     =================     =================     =================
CLASS B
Shares sold                                     1,928,686           $20,530,351             6,140,752           $96,363,708
Shares reinvested                                      --                    --               792,521             9,700,479
                                        -----------------     -----------------     -----------------     -----------------
                                                1,928,686            20,530,351             6,933,273           106,064,187
Less shares repurchased                        (5,386,043)          (55,460,249)           (2,907,340)          (44,027,463)
                                        -----------------     -----------------     -----------------     -----------------
Net increase (decrease)                        (3,457,357)         ($34,929,898)            4,025,933           $62,036,724
                                        =================     =================     =================     =================
CLASS C
Shares sold                                        24,769              $256,801               345,301            $5,336,113
Shares reinvested                                      --                    --                 1,965                24,049
                                        -----------------     -----------------     -----------------     -----------------
                                                   24,769               256,801               347,266             5,360,162
Less shares repurchased                           (13,684)             (138,309)              (24,310)             (368,941)
                                        -----------------     -----------------     -----------------     -----------------
Net increase                                       11,085              $118,492               322,956            $4,991,221
                                        =================     =================     =================     =================

See notes to financial statements.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                  -------------------------------------------------------------------------------------
                                       1996              1997              1998              1999              2000
                                  -------------     -------------     -------------     -------------     -------------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                 $9.32            $10.92            $11.40             $9.11            $12.85
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Loss (1)                   (0.11)            (0.06)            (0.09)            (0.12)            (0.17)
Net Realized and Unrealized
Gain (Loss) on Investments                 3.34              1.00             (0.89)             3.86              4.23
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 3.23              0.94             (0.98)             3.74              4.06
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Distributions from Net
Realized Gain on
Investments Sold                          (1.63)            (0.46)            (1.31)               --             (0.88)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                   $10.92            $11.40             $9.11            $12.85            $16.03
                                  =============     =============     =============     =============     =============
Total Investment Return at
Net Asset Value (2)                      36.15%             8.79%            (9.40%)           41.05%            33.26%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                         $156,578          $141,997          $101,138          $112,082          $176,352
Ratio of Expenses to Average
Net Assets                                1.59%             1.59%             1.59%             1.60%             1.46%
Ratio of Net Investment Loss
to Average Net Assets                    (1.00%)           (0.57%)           (0.86%)           (1.14%)           (1.08%)
Portfolio Turnover Rate                    240%              317%              168%              153%              146%

CLASS B
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                 $9.19            $10.67            $11.03             $8.72            $12.22
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Loss (1)                   (0.18)            (0.13)            (0.15)            (0.18)            (0.27)
Net Realized and Unrealized
Gain (Loss) on Investments                 3.29              0.95             (0.85)             3.68              4.01
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 3.11              0.82             (1.00)             3.50              3.74
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Distributions from Net
Realized Gain on
Investments Sold                          (1.63)            (0.46)            (1.31)               --             (0.88)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                   $10.67            $11.03             $8.72            $12.22            $15.08
                                  =============     =============     =============     =============     =============
Total Investment Return at
Net Asset Value (2)                      35.34%             7.84%            (9.97%)           40.14%            32.30%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                         $238,901          $204,812          $134,188          $145,816          $240,763
Ratio of Expenses to Average
Net Assets                                2.29%             2.28%             2.27%             2.23%             2.16%
Ratio of Net Investment Loss
to Average Net Assets                    (1.70%)           (1.25%)           (1.54%)           (1.77%)           (1.78%)
Portfolio Turnover Rate                    240%              317%              168%              153%              146%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of each class.
It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.




Financial Highlights (continued)
-----------------------------------------------------------------------------
                                  PERIOD ENDED        YEAR ENDED OCTOBER 31,
                                   OCTOBER 31,      -------------------------
                                      1998(7)          1999           2000
                                  -------------     ----------     ----------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                 $9.99          $8.72         $12.21
                                  -------------     ----------     ----------
Net Investment Loss(1)                    (0.06)         (0.19)         (0.27)
Net Realized and Unrealized
Gain (Loss) on Investments                (1.21)          3.68           4.01
                                  -------------     ----------     ----------
Total From Investment
Operations                                (1.27)          3.49           3.74
                                  -------------     ----------     ----------
Less Distributions:
Distributions from Net
Realized Gain on
Investments Sold                             --             --          (0.88)
                                  -------------     ----------     ----------
Net Asset Value, End of
Period                                    $8.72         $12.21         $15.07
                                  =============     ==========     ==========
Total Investment Return at
Net Asset Value(2)                      (12.71%)(4)     40.02%         32.32%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                             $100           $276         $5,208
Ratio of Expenses to Average
Net Assets                                2.29%(5)       2.30%          2.16%
Ratio of Net Investment Loss
to Average Net Assets                    (1.66%)(5)     (1.82%)        (1.80%)
Portfolio Turnover Rate                    168%           153%           146%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Class C shares began operations on June 1, 1998.
(4) Not annualized.
(5) Annualized.

See notes to financial statements.





Schedule of Investments
October 31, 2000
------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Mid Cap Growth Fund on October 31, 2000. It's divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                    NUMBER OF        MARKET
ISSUER, DESCRIPTION                                  SHARES           VALUE
-------------------                                ----------     ------------
COMMON STOCKS
Banks - United States (3.01%)
Fifth Third Bancorp                                    47,350       $2,432,606
Mellon Financial Corp.                                103,542        4,995,901
Northern Trust Corp.                                   61,750        5,271,906
                                                                  ------------
                                                                    12,700,413
                                                                  ------------
Broker Services (0.88%)
Bear Stearns Cos., Inc.                                24,596        1,491,132
Lehman Brothers Holdings, Inc.                         34,614        2,232,603
                                                                  ------------
                                                                     3,723,735
                                                                  ------------
Business Services (0.70%)
Commerce One, Inc.                                     46,150        2,962,253
                                                                  ------------
Computers (21.92%)
America Online Latin America, Inc. (Class A)*         180,050        1,198,467
Ariba, Inc.*                                           53,250        6,729,469
Art Technology Group, Inc.*                            53,100        3,332,025
Brocade Communications Systems,  Inc.*                 34,600        7,867,175
CacheFlow, Inc.*                                       27,150        2,932,200
DST Systems, Inc.*                                     49,400        3,044,275
EMC Corp.*                                             26,331        2,345,105
Exodus Communications, Inc.*                           52,600        1,765,387
Fiserv, Inc.*                                          44,900        2,354,444
i2 Technologies, Inc.*                                 39,100        6,647,000
Interwoven, Inc.*                                      20,350        2,050,263
Intuit, Inc.*                                          74,650        4,586,309
McDATA Corp. (Class B)*                                 1,290          107,534
Mercury Interactive Corp.*                             37,100        4,118,100
Network Appliance, Inc.*                               48,800        5,807,200
Palm, Inc.*                                           197,300       10,567,881

Phone.com, Inc.*                                       25,300        2,341,831
Rational Software Corp.*                              106,200        6,338,813
Redback Networks, Inc.*                                28,000        2,980,250
Siebel Systems, Inc.*                                  39,600        4,155,525
StorageNetworks, Inc.*                                  1,130           71,684
SunGard Data Systems Inc.*                            113,210        5,787,861
TIBCO Software, Inc.*                                  21,050        1,326,150
VERITAS Software Corp.*                                29,387        4,144,025
                                                                  ------------
                                                                    92,598,973
                                                                  ------------
Electronics (19.09%)
Aeroflex, Inc.*                                       126,912        7,551,264
Alpha Industries, Inc.*                                33,850        1,349,769
Amphenol Corp. (Class A)*                             103,043        6,620,513
Analog Devices, Inc.*                                  45,400        2,951,000
Applied Micro Circuits Corp.*                          60,540        4,627,526
ASM Lithography Holding N.V.* (Netherlands)            45,300        1,259,906
Flextronics International Ltd.* (Singapore)           149,600        5,684,800
Inrange Technologies Corp. (Class B)*                  11,600          424,850
Jabil Circuit, Inc.*                                  106,893        6,099,582
Linear Technology Corp.                                39,500        2,550,219
Molex, Inc.                                            36,950        1,995,300
Novellus Systems, Inc.*                                60,750        2,486,953
PE Corp.-PE Biosystems Group                           73,450        8,593,650
QLogic Corp.*                                          42,450        4,107,038
Sanmina Corp.*                                         40,350        4,612,509
Tektronix, Inc.                                        71,400        5,087,250
Vitesse Semiconductor Corp.*                           40,750        2,849,953
Waters Corp.*                                         112,900        8,192,306
Xilinx, Inc.*                                          49,540        3,588,554
                                                                  ------------
                                                                    80,632,942
                                                                  ------------
Energy (1.13%)
Calpine Corp.*                                         60,515        4,776,903
                                                                  ------------
Fiber Optics (2.01%)
SDL, Inc.*                                             18,150        4,705,388
Sycamore Networks, Inc.*                               59,700        3,776,025
                                                                  ------------
                                                                     8,481,413
                                                                  ------------
Finance (3.36%)
Concord EFS, Inc.*                                    126,250        5,215,703
Golden West Financial Corp.                            57,735        3,236,768
USA Education, Inc.                                   102,432        5,723,388
                                                                  ------------
                                                                    14,175,859
                                                                  ------------
Insurance (2.86%)
AFLAC, Inc.                                            86,922        6,350,739
Ambac Financial Group, Inc.                            71,597        5,714,336
                                                                  ------------
                                                                    12,065,075
                                                                  ------------
Media (4.36%)
Clear Channel Communications, Inc.*                   104,868        6,298,634
Hispanic Broadcasting Corp.*                           97,170        3,036,563
Reader's Digest Association, Inc. (Class A)           109,173        4,005,284
Scripps (E.W.) Co. (The) (Class A)                     46,420        2,712,669
Univision Communications, Inc. (Class A)*              61,907        2,367,943
                                                                  ------------
                                                                    18,421,093
                                                                  ------------
Medical (14.31%)
Alkermes, Inc.*                                        50,500        1,871,656
Allergan, Inc.                                         57,050        4,795,766
Alpharma, Inc. (Class A)                               84,533        3,280,937
ALZA Corp.*                                            56,770        4,594,822
Cardinal Health, Inc.                                  47,517        4,502,236
Community Health Systems, Inc.*                       124,625        3,512,867
Forest Laboratories, Inc.*                             21,350        2,828,875
Health Management Associates, Inc. (Class A)*         120,185        2,381,165
Human Genome Sciences, Inc.*                           29,600        2,616,362
Immunex Corp.*                                         78,850        3,356,053
McKesson HBOC, Inc.                                   152,240        4,272,235
MedImmune, Inc.*                                       61,050        3,991,144
Millennium Pharmaceuticals, Inc.*                      89,700        6,508,856
Oxford Health Plans, Inc.*                            147,400        4,974,750
QLT, Inc.* (Canada)                                    65,550        3,260,090
Stryker Corp.                                          78,375        3,693,422
                                                                  ------------
                                                                    60,441,236
                                                                  ------------
Oil & Gas (5.20%)
Baker Hughes, Inc.                                    111,937        3,847,834
BJ Services Co.*                                       77,638        4,071,143
Cooper Cameron Corp.*                                  48,200        2,626,900
El Paso Energy Corp.                                   78,697        4,933,318
R&B Falcon Corp.*                                     150,396        3,759,900
Weatherford International, Inc.*                       74,350        2,713,775
                                                                  ------------
                                                                    21,952,870
                                                                  ------------
Retail (2.74%)
Bed Bath & Beyond, Inc.*                              116,800        3,014,900
Intimate Brands, Inc.                                 116,309        2,776,877
RadioShack Corp.                                       53,726        3,203,413
Staples, Inc.*                                        180,700        2,574,975
                                                                  ------------
                                                                    11,570,165
                                                                  ------------
Telecommunications (16.32%)
Allegiance Telecom, Inc.*                             173,425        5,452,048
American Tower Corp. (Class A)*                       133,236        5,454,349
COLT Telecom Group Plc, American  Depositary
Receipts,  (United Kingdom)*                           11,645        1,521,128
Comverse Technology, Inc.*                             67,900        7,587,825
Crown Castle International Corp.*                     122,970        3,727,528
Dobson Communications Corp. (Class A)*                336,970        4,380,610
Global Crossing Ltd.* (Bermuda)                       185,427        4,380,713
McLeodUSA, Inc. (Class A)*                            434,620        8,366,435
Research in Motion Ltd.* (Canada)                      31,270        3,127,000
Scientific-Atlanta, Inc.                               96,463        6,601,687
Time Warner Telecom, Inc. (Class A)*                   30,520        1,819,755
UnitedGlobalCom, Inc. (Class A)*                       67,850        2,158,478
VoiceStream Wireless Corp.*                            13,362        1,757,103
Western Wireless Corp. (Class A)*                     113,250        5,379,375
XO Communications, Inc. (Class A)*                    213,600        7,205,668
                                                                  ------------
                                                                    68,919,702
                                                                  ------------
Utilities (0.55%)
Dynegy, Inc. (Class A)                                 32,753        1,516,873
TNPC, Inc.*                                            47,600          791,350
                                                                  ------------
                                                                     2,308,223
                                                                  ------------
TOTAL COMMON STOCKS
(Cost $307,923,533)                                   (98.44%)     415,730,855
                                                    ---------     ------------

                                       INTEREST      PAR VALUE
                                         RATE     (000s OMITTED)
                                       --------   --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.77%)
Investment in a joint repurchase
agreement transaction with  UBS
Warburg, Inc. - Dated  10-31-00, due
11-01-00 (Secured by U.S. Treasury
Bonds, 7.125% thru 13.250%,  due
05-15-14 thru 02-15-23) - Note A         6.56%         $7,487       $7,487,000
                                                                  ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company Daily
Interest Savings Account Current Rate
5.20%                                                                      823
                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS                           (1.77%)       7,487,823
                                                    ---------     ------------
TOTAL INVESTMENTS                                    (100.21%)     423,218,678
                                                    ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                      (0.21%)        (894,931)
                                                    ---------     ------------
TOTAL NET ASSETS                                     (100.00%)    $422,323,747
                                                    =========     ============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





Portfolio Concentration (Unaudited)
------------------------------------------------------------------------

The Mid Cap Growth Fund invests primarily in common stocks of U.S. and foreign issuers. The performance of the Fund is closely tied to the economic and financial conditions within the countries in which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments.

In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at October 31, 2000 assigned to country categories.

                                   MARKET VALUE
                               AS A PERCENTAGE OF
COUNTRY DIVERSIFICATION             NET ASSETS
-----------------------        ------------------
Bermuda                                1.04%
Canada                                 1.51
Netherlands                            0.30
Singapore                              1.34
United Kingdom                         0.36
United States                         95.66
                                    -------
TOTAL INVESTMENTS                    100.21%
                                    =======

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds -- Mid Cap Growth Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock Mid Cap Growth Fund (the "Fund") is a diversified series of John Hancock Investment Trust III (the "Trust"), an open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.
Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determineed at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $1,392,000. The weighted average interest rate was 7.00%. Interest expense includes $799 paid under the line of credit. There was no outstanding borrowing under the line of credit on October 31, 2000.

SECURITIES LENDING The Fund may lend its securities to certain quali-fied brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2000, the Fund loaned securities having a market value of $22,988,097 collateralized by the securities in the amount of $23,447,859.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, at October 31, 2000 the fund has $4,132,330 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distribution will be made. The Fund's carryforwards expire as follows: October 31, 2001 - $149,103; October 31, 2002 - $3,983,227.
Availability of a certain amount of loss carryforwards, which were acquired on September 6, 1996, and December 16, 1994 in mergers, may be limited in a given year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

USE OF ESTIMATES The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.75% of the next $500,000,000 and (c) 0.70% of the Fund's average daily net asset value in excess of $1,000,000,000.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. To reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

During the year ended October 31, 2000, JH Funds received net up-front sales charges of $345,001 with regard to sales of Class A shares. Of this amount, $53,040 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $148,829 was paid as sales commissions to unrelated broker-dealers and $143,132 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Effective May 1, 2000, all Class C shares retail purchases are assessed a 1.00% up-front sales charge. During the year ended October 31, 2000, JH Funds received net up-front sales charges of $25,374 with regard to sales of Class C shares. Of this amount, $20,966 was paid as sales commissions to unrelated broker-dealers and $4,408 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended October 31, 2000, CDSCs received by JH Funds amounted to $226,320 for Class B sales and $1,608 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown and Ms. Maureen R. Ford are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 2000, aggregated $632,375,331 and $556,018,452, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 2000.

The cost of investments owned at October 31, 2000 (including short-term investments) for federal income tax purposes was $315,987,838. Gross unrealized appreciation and depreciation of investments aggregated $124,445,653 and $17,215,636, respectively, resulting in net unrealized appreciation of $107,230,017.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 2000, the Fund has reclassified amounts to reflect a decrease in net realized gain on investments of $16,991,847, a decrease in accumulated net investment loss of $5,858,386 and an increase in capital paid-in of $11,133,461. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of October 31, 2000. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to treatment of net operating losses, and utilized capital loss carryforwards in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.



REPORT OF INDEPENDENT AUDITORS

To the Shareholders of John Hancock Mid Cap Growth Fund and the Trustees of John Hancock Investment Trust III

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Mid Cap Growth Fund (a series of John Hancock Investment Trust
III) at October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 8, 2000


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund paid during its taxable year ended October 31, 2000.

The Fund has designated distributions to shareholders of $19,940,395 as capital gain dividends.

With respect to the Fund's ordinary taxable income for the fiscal year ended October 31, 2000, 4.47% of the distributions qualify for the dividends-received deduction available to corporations.

Shareholders will be mailed a 2000 U.S. Treasury Department Form
1099-DIV in January 2001. This will reflect the tax character of all distributions for the calendar year 2000.



NOTES

John Hancock Funds -- Mid Cap Growth Fund



NOTES

John Hancock Funds -- Mid Cap Growth Fund



NOTES

John Hancock Funds -- Mid Cap Growth Fund



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner.]

John Hancock Funds, Inc.
Member NASD
101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of the shareholders of the John Hancock Mid Cap Growth Fund. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

3900A  10/00
       12/00






The latest report from your
Fund's management team

ANNUAL REPORT

International
Fund

OCTOBER 31, 2000

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



TRUSTEES
Dennis S. Aronowitz*
Stephen L. Brown
Richard P. Chapman, Jr.
William J. Cosgrove*
Leland O. Erdahl
Richard A. Farrell
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
William L. Braman
Executive Vice President and
Chief Investment Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUB-INVESTMENT ADVISER
Indocam International Investment
90 Boulevard Pasteur
Paris, France 75015

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110


CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

After providing investors with sky-high returns for the last five years, the financial markets have brought investors back down to earth in 2000. Rising interest rates and oil prices, the prospects of a slowing economy and earnings fears all caught up with pricey growth stocks -- technology in particular. A dramatic plunge in the spring and again in the fall caused the major indexes to end October in negative territory for the year to date. The tech-heavy NASDAQ Composite Index was hardest hit, returning -17.19% year to date through October.

But there is a silver lining. Investors have finally turned their attention to broader swaths of the market, including old economy stocks in sectors like financials, health care and energy, that combined both strong fundamentals and more attractive valuation levels. Since April, less expensive value stocks have outperformed growth stocks.

Bonds also began to make a comeback as the year progressed and investors grew more confident that the series of Fed rate hikes might be coming to an end. Pockets of strength have emerged there, including municipal bonds and longer-maturity Treasury bonds. The 30-year bond, for instance, returned 13.53% year to date through October.

The market's shifts in leadership so far this year highlight one of the key investment tenets that we can't emphasize enough: investing should be a marathon, not a sprint. If your portfolio is diversified and you have an up-to-date financial plan crafted with an investment professional to meet your goals, it becomes easier to ride out the market's short-term ups and downs. It could also provide you with a greater chance of success over time.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER



BY MIREN ETCHEVERRY FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
International Fund

Overseas markets stumble in second half of the year after a strong 1999

Overseas markets started the fiscal year on a high note last November, with many stock markets buoyed by the strength of the "TMT" sectors -- technology, media and telecommunications. But the tide turned in March, when TMT stocks worldwide began a dramatic plunge as fears grew that the group was far too expensive in the face of a potential slowdown in earnings growth. In a major reversal of fortunes, the more cyclical, old economy stocks began to make a comeback as the new economy darlings fell out of favor.

A number of factors continued to keep overseas markets volatile -- and their results contained -- through the end of October. These included rising oil prices, rising interest rates -- first in the U.S. and then in Europe and elsewhere -- a slowdown in the U.S. economy, declines in many of emerging Asia's currencies to 1998 levels and the continuing drop in the value of the euro, which hurt U.S.-based investors. Furthermore, the ongoing downturn in the tech-heavy NASDAQ Composite Index in the U.S. generated similar volatility in Europe and Asia. Overall, overseas markets, as measured by the Fund's benchmark, the MSCI All Country World Free Ex-U.S. Index, lost ground, returning -2.07% for the year ended October 31, 2000.

"A number of
 factors
 continued to
 keep overseas
 markets
 volatile..."

Fund performance

For the year ended October 31, 2000, John Hancock International Fund's Class A, Class B and Class C shares posted total returns of -10.15%, -10.65% and -10.72% at net asset value, respectively. That compared with the 2.69% return of the average international fund, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Historical performance information can be found on pages six and seven.

Our relative underperformance came mainly from our timing in the volatile TMT sectors. Although overweight versus the MSCI index, we had a lighter weighting than our peers when the tech group skyrocketed early in the period. After boosting our TMT stake, we got hit by having an overweighted position -- particularly in Japan and Europe -- as the stocks came back down to earth in the tumultuous months of March and April.

With such a dramatic about-face during the year, it's not surprising that we had some of our best and worst performance from the tech and telecom groups. Top contributors included Mannesman, which was acquired by Vodafone; Sony and Nokia, whose stock came back to earth later in the period on a disappointing earnings announcement that triggered another telecom sell-off. Some on the downside were Vodafone, Hikari Tsushin and British Telecommunications.

[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into seven sections (from top to left): Latin America 2%, Short-Term Investments & Other 4%, Canada 6%, Pacific Rim ex-Japan 7%, United Kingdom & Ireland 17%, Japan 22% and Continental Europe 42%. A note below the chart reads "As a percentage of net assets on October 31, 2000."]

"We are tak-
 ing a more
 defensive
 approach to
 Japan in the
 near term..."

Shift to defense

Given the increasingly volatile conditions and the potential for economic slowdowns near term, we took some defensive steps. By the end of October, our overall stakes in technology hardware, equipment and telecom services companies were underweight versus the index. We pared our basket of emerging-market countries, which are the most vulnerable to slowing growth, and we cut the number of Fund holdings -- eliminating mostly small positions. We also reduced some overweightings in sectors and individual stocks. Regionally, we will keep our main focuses on Canada, developed Europe and developed Asia. Aside from these broader trends, individual stock selection becomes more important than ever. We are looking for companies with solid fundamentals and earnings visibility, and the best prospects for growth in a variety of market conditions.

[Table at bottom of left-hand column entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Recent Performance...And What's Behind The Numbers." The first listing is Bombardier followed by an up arrow with the phrase "Strong earnings results boost Canadian transport manufacturer." The second listing is Samsung Electronics followed by a down arrow with phrase "Hit by volatile semiconductor sector downturn." The third listing is British Telecommunications followed by a down arrow with the phrase "Weak management; disappointing earnings." A note below the table reads "See 'Schedule of Investments,' Investment holdings are subject to change."]

Japan: near-term caution

We are taking a more defensive approach to Japan in the near term, since, for the moment, a rise in the number of bankruptcies and market liquidity concerns are reminders that Japan's problems are not yet solved. As a result, we reduced our position there to a market-neutral 22%. We did this primarily by paring tech and telecom names and moving into sectors perceived as more defensive, including real estate, utility and food and beverage companies. We also shifted some assets from larger companies to the mid-cap range, since they are less affected by the ongoing unwinding of cross-ownership positions among Japan's large companies. Looking farther out, we still believe Japan's prospects will improve, aided by the ongoing trend of corporate restructurings and as positive signs emerge of firmer private-sector demand.

Europe

European telecom services companies were hit this year not only by the downturn in NASDAQ, and numerous profit warnings, but also by fallout from the higher-than-expected prices set at auction for licenses for the next generation of wireless mobile technology. We reduced our telecom stake, selling Deutsche Telecom and paring France Telecom. We stayed with either the largest companies most able to absorb these costs, like Vodafone, the largest telecommunications company in Europe, or those that didn't participate in the auction, like Telefonica in Spain. Our European exposure remains strongest in technology, media and software companies, due to ongoing demand.

[Bar chart at top of left hand column with the heading "Fund Performance." Under the heading is a note that reads "For the year ended October 31, 2000." The chart is scaled in increments of 5% with -15% at the bottom and 5% at the top. The first bar represents the -10.15% total return for John Hancock International Fund Class A. The second bar represents the -10.65% total return for John Hancock International Fund Class B. The third bar represents the -10.72% total return for John Hancock International Fund Class C. The fourth bar represents the 2.69 total return for Average International fund. A note below the chart reads "Total returns for John Hancock International Fund are at net asset value with all distributions reinvested. The average international fund is tracked by Lipper, Inc. 1 See the following two pages for historical performance information."]

Canada grows

Our stake in Canada grew over the year to 6% of the Fund, in part due to the performance of transport company Bombardier. We also added positions in several other companies that we believe have solid growth prospects. These include asset manager Sun Life Financial Services of Canada, media company Thomson Corp. and outsourcing company Celestica. Another top holding, Nortel Networks, was strong until October, when its stock was hit by the surprise announcement of slower-than-expected revenue growth.

"Our outlook
 for the world
 economy is
 positive."

Going forward

Our outlook for the world economy is positive. We do not believe oil prices will derail global economic growth, since we expect them to drop by the end of the winter season. In Europe, while the euro and high oil prices could have a short-term impact on the economy, our medium-range outlook is better. We believe the euro stands to recover through a combination of central bank support and more parity between U.S. and European growth. What's more, with valuations even more reasonable today, investors will soon be ready to return to equities there, keeping more of an eye on fundamentals. Until the horizon becomes clearer in the emerging markets, we will keep our posture defensive. In Japan, we expect the moderate pickup in the economy to continue, but be partially weighed down by ongoing restructuring efforts, along with high public debt. In this environment, with very rapid rotations among global sectors, individual stock picking remains key, and we will keep our sights set on only high-quality companies with the ability to grow their earnings.

-------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock International Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include an up-front maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes an up-front sales charge of 1% and a contingent deferred sales charge (maximum 1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting, before you invest or send money.


CLASS A
For the period ended October 31, 2000
                                                                    SINCE
                                              ONE         FIVE    INCEPTION
                                             YEAR         YEAR     (1/3/94)
                                           ------       ------    ---------
Cumulative Total Returns                  (14.67%)      15.87%       12.05%
Average Annual Total Returns(1)           (14.67%)       2.99%        1.68%

CLASS B
For the period ended October 31, 2000
                                                                    SINCE
                                              ONE         FIVE    INCEPTION
                                             YEAR         YEAR     (1/3/94)
                                           ------       ------    ---------
Cumulative Total Returns                  (14.94%)      16.07%       12.55%
Average Annual Total Returns(1)           (14.94%)       3.03%        1.75%

CLASS C
For the period ended October 31, 2000
                                                       SINCE
                                              ONE    INCEPTION
                                             YEAR     (6/1/98)
                                           ------    ---------
Cumulative Total Returns                  (12.49%)      (0.14%)
Average Annual Total Returns(1)           (12.49%)      (0.06%)

Note to Performance

(1) Effective January 3, 1994, the Adviser has temporarily voluntarily undertaken to limit the Fund's expenses, including the management fee (but not including the transfer agent fee and 12b-1 fee) to 0.90% of the Fund's daily net asset value. Without the limitations of expenses, the average annual total returns for the one-year period, five-year period and since inception would have been (16.22%), 1.37% and (0.25%), respectively, for Class A shares and (16.49%), 1.41% and (0.18%), respectively, for Class B shares. The average annual total return for the one-year period and since inception would have been (14.04%) and (1.79%), respectively, for Class C shares.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock International Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Morgan Stanley Capital International
(MSCI) All Country World Free Ex-U.S. Index, which measures the performance of a broad range of developed and emerging stock markets around the world. The index represents "free" securities that are traded freely on equity exchanges around the world. It is not possible to invest in an index. Past performance is not indicative of future results.

Line chart with the heading John Hancock International Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the MSCI All Country World Free Ex-U.S. Index and is equal to $16,438 as of October 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock International
Fund on January 3, 1994, before sales charge, and is equal to $11,799 as of October 31, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock International Fund, after sales charge, and is equal to $11,205 as of October 31, 2000.

Line chart with the heading John Hancock International Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the MSCI All Country World Free Ex-U.S. Index and is equal to $16,438 as of October 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock International
Fund on January 3, 1994, before sales charge, and is equal to $11,255 as of October 31, 2000.

Line chart with the heading John Hancock International Fund Class C*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the MSCI All Country World Free Ex-U.S. Index and is equal to $11,460 as of October 31, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock International
Fund on June 1, 1998, before sales charge, and is equal to $10,082 as of October 31, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock International Fund, after sales charge, and is equal to $9,981 as of October 31, 2000.

*No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

John Hancock Funds -- 500 Index Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 2000
--------------------------------------------------------------
Assets:
Investments at value - Note C:
Common and preferred stocks, units and
warrants (cost - $27,191,144)                      $27,575,669
Short-term investments
(cost - $3,087,649) - Note A                         3,087,649
                                             -----------------
                                                    30,663,318
Foreign currency, at value
(cost - $44,468)                                        43,047
Receivable for investments sold                        301,180
Receivable for forward foreign currency
exchange contracts sold - Note A                             3
Receivable for shares sold                             211,035
Dividends receivable                                    31,362
Interest receivable                                        103
Other assets                                            12,951
                                             -----------------
Total Assets                                        31,262,999
                                             -----------------
Liabilities:
Payable for investments purchased                        8,506
Payable for shares repurchased                           2,940
Payable for securities on loan - Note A              2,523,649
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                  1,018
Accounts payable and accrued expenses                  115,502
                                             -----------------
Total Liabilities                                    2,651,615
                                             -----------------
Net Assets:
Capital paid-in                                     29,746,449
Accumulated net realized loss on
investments and foreign currency
transactions                                        (1,426,481)
Net unrealized appreciation of
investments and foreign currency
transactions                                           382,304
Accumulated net investment loss                        (90,888)
                                             -----------------
Net Assets                                         $28,611,384
                                             =================
Net Asset Value Per Share:
(Based on net asset values and shares of
beneficial interest outstanding
-- unlimited number of shares
authorized with no par value)
Class A - $15,495,268/1,639,009                          $9.45
==============================================================
Class B - $11,909,843/1,318,068                          $9.04
==============================================================
Class C - $1,206,273/133,350                             $9.05
==============================================================
Maximum Offering Price Per Share
Class A* - ($9.45/95%)                                   $9.95
==============================================================
Class C - ($9.05/99%)                                    $9.14
==============================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 2000
--------------------------------------------------------------
Investment Income:
Dividends (net of foreign withholding
taxes of $42,173)                                     $260,952
Interest                                                86,313
Income on securities loaned                             19,030
                                             -----------------
                                                       366,295
                                             -----------------
Expenses:
Investment management fee - Note B                     252,090
Distribution and service fee - Note B
Class A                                                 34,688
Class B                                                129,141
Class C                                                  5,909
Custodian fee                                          258,182
Transfer agent fee - Note B                            172,699
Registration and filing fees                            40,811
Auditing fee                                            39,014
Printing                                                17,029
Accounting and legal services fee --
Note B                                                   4,779
Legal fees                                               3,396
Miscellaneous                                            1,986
Trustees' fees                                           1,269
Interest expense                                           913
                                             -----------------
Total Expenses                                         961,906
                                             -----------------
Less Expense Reductions - Note B                      (392,491)
                                             -----------------
Net Expenses                                           569,415
                                             -----------------
Net Investment Loss                                   (203,120)
                                             -----------------
Realized and Unrealized Gain (Loss) on
Investments, Futures and
Foreign Currency Transactions:
Net realized loss on investments sold               (1,241,956)
Net realized gain on financial futures
contracts                                               16,905
Net realized loss on foreign currency
transactions                                          (114,890)
Change in net unrealized appreciation
(depreciation) of investments                       (2,413,731)
Change in net unrealized appreciation
(depreciation) of foreign currency
transactions                                            (1,398)
                                             -----------------
Net Realized and Unrealized Loss on
Investments, Futures and
Foreign Currency Transactions                       (3,755,070)
                                             -----------------
Net Decrease in Net Assets Resulting
from Operations                                    ($3,958,190)
                                             =================

See notes to financial statements.





Statement of Changes in Net Assets
-------------------------------------------------------------------------------
                                                 YEAR ENDED OCTOBER 31,
                                        ---------------------------------------
                                                1999                  2000
                                        -----------------     -----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                              ($98,658)            ($203,120)
Net realized gain (loss) on
investments sold, futures and
foreign currency transactions                   1,232,968            (1,339,941)
Change in net unrealized
appreciation (depreciation) of
investments, futures and foreign
currency transactions                           2,432,425            (2,415,129)
                                        -----------------     -----------------
Net Increase (Decrease) in Net
Assets Resulting from Operations                3,566,735            (3,958,190)
                                        -----------------     -----------------
Distributions to Shareholders:
Distributions from net realized gain on
investments sold, futures and
foreign currency transactions
Class A - (none and $0.4521 per
share, respectively)                                   --              (295,164)
Class B - (none and $0.4521 per
share, respectively)                                   --              (409,639)
Class C - (none and $0.4521 per
share, respectively)                                   --                (7,456)
                                        -----------------     -----------------
Total Distributions to
Shareholders                                           --              (712,259)
                                        -----------------     -----------------
From Fund Share Transactions - Net: *          (2,414,954)           16,270,661
                                        -----------------     -----------------
Net Assets:
Beginning of period                            15,859,391            17,011,172
                                        -----------------     -----------------
End of period (including
accumulated net investment loss
of $139,640 and $90,888
respectively)                                 $17,011,172           $28,611,384
                                        =================     =================

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment futures and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund.
The footnote illustrates the number of Fund shares sold, reinvested and redeemed during the last two periods, along with the corresponding dollar value.



Statement of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------------------------------

*Analysis of Fund Share Transactions:
                                                                       YEAR ENDED OCTOBER 31,
                                        -----------------------------------------------------------------------------------
                                                          1999                                       2000
                                        ---------------------------------------     ---------------------------------------
                                              SHARES                AMOUNT                SHARES                AMOUNT
                                        -----------------     -----------------     -----------------     -----------------
CLASS A
Shares sold                                     1,992,880           $19,868,374             5,688,563           $61,833,499
Shares issued to shareholders in
reinvestment of distributions                          --                    --                24,777               272,550
                                        -----------------     -----------------     -----------------     -----------------
                                                1,992,880            19,868,374             5,713,340            62,106,049
Less shares repurchased                        (2,012,650)          (20,158,135)           (4,748,871)          (51,907,424)
                                        -----------------     -----------------     -----------------     -----------------
Net increase (decrease)                           (19,770)            ($289,761)              964,469           $10,198,625
                                        =================     =================     =================     =================
CLASS B
Shares sold                                       679,532            $6,557,542               963,130           $10,656,322
Shares issued to shareholders in
reinvestment of distributions                          --                    --                30,269               320,249
                                        -----------------     -----------------     -----------------     -----------------
                                                  679,532             6,557,542               993,399            10,976,571
Less shares repurchased                          (922,491)           (8,828,604)             (569,523)           (6,051,775)
                                        -----------------     -----------------     -----------------     -----------------
Net increase (decrease)                          (242,959)          ($2,271,062)              423,876            $4,924,796
                                        =================     =================     =================     =================
CLASS C
Shares sold                                        16,886              $164,040               784,403            $7,784,613
Shares issued to shareholders in
reinvestment of distributions                          --                    --                   704                 7,456
                                        -----------------     -----------------     -----------------     -----------------
                                                   16,886               164,040               785,107             7,792,069
Less shares repurchased                            (1,879)              (18,171)             (669,480)           (6,644,829)
                                        -----------------     -----------------     -----------------     -----------------
Net increase                                       15,007              $145,869               115,627            $1,147,240
                                        =================     =================     =================     =================

See notes to financial statements.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                  -------------------------------------------------------------------------------------
                                       1996              1997              1998              1999              2000
                                  -------------     -------------     -------------     -------------     -------------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                 $8.14             $8.70             $8.41             $8.81            $10.95
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income
(Loss)(1)                                  0.06             (0.02)               --(2)          (0.02)            (0.04)
Net Realized and Unrealized
Gain (Loss) on Investments,
Futures and Foreign
Currency Transactions                      0.50             (0.26)             0.47              2.16             (1.01)
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment Operations           0.56             (0.28)             0.47              2.14             (1.05)
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                            --             (0.01)               --                --                --
Distributions from Net
Realized Gain on
Investments Sold, Futures
and Foreign Currency
Transactions                                 --                --             (0.07)               --             (0.45)
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                          --             (0.01)            (0.07)               --             (0.45)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                    $8.70             $8.41             $8.81            $10.95             $9.45
                                  =============     =============     =============     =============     =============
Total Investment Return at
Net Asset Value(3)                        6.88%            (3.22%)            5.61%            24.29%           (10.15%)
Total Adjusted Investment
Return at Net Asset
Value(3,4)                                5.33%            (4.52%)            3.75%            22.44%           (10.71%)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $5,098            $4,965            $6,116            $7,388           $15,495
Ratio of Expenses to Average
Net Assets                                1.75%             1.73%             1.79%             1.96%             1.88%
Ratio of Adjusted Expenses
to Average Net Assets(5)                  3.30%             3.03%             3.65%             3.81%             3.44%
Ratio of Net Investment
Income (Loss) to Average
Net Assets                                0.68%            (0.16%)            0.04%            (0.20%)           (0.43%)
Ratio of Adjusted Net
Investment Loss to Average
Net Assets(5)                            (0.87%)           (1.46%)           (1.82%)           (2.05%)           (1.99%)
Portfolio Turnover Rate                     83%              169%              129%              113%              163%
Fee Reduction Per Share(1)                $0.14             $0.12             $0.17             $0.18             $0.16

The Financial Highlights summarizes the impact of the following factors on a single share for the period indi cated: net investment income, gains (losses), dividends and total investment return of each class. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.



Financial Highlights (continued)
-----------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                  -------------------------------------------------------------------------------------
                                       1996              1997              1998              1999              2000
                                  -------------     -------------     -------------     -------------     -------------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                 $8.05             $8.55             $8.22             $8.55            $10.55
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income
(Loss)(1)                                    --(2)          (0.08)            (0.06)            (0.09)            (0.12)
Net Realized and Unrealized
Gain (Loss) on Investments,
Futures and Foreign
Currency Transactions                      0.50             (0.25)             0.46              2.09             (0.94)
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment Operations           0.50             (0.33)             0.40              2.00             (1.06)
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Distributions from Net
Realized Gain on
Investments Sold, Futures
and Foreign Currency
Transactions                                 --                --             (0.07)               --             (0.45)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                    $8.55             $8.22             $8.55            $10.55             $9.04
                                  =============     =============     =============     =============     =============
Total Investment Return at
Net Asset Value(3)                        6.21%            (3.86%)            4.88%            23.39%           (10.65%)
Total Adjusted Investment
Return at Net Asset
Value(3,4)                                4.66%            (5.16%)            3.02%            21.54%           (12.21%)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $8,175            $8,713            $9,720            $9,436           $11,910
Ratio of Expenses to Average
Net Assets                                2.45%             2.43%             2.49%             2.63%             2.57%
Ratio of Adjusted Expenses
to Average Net Assets(5)                  4.00%             3.73%             4.35%             4.48%             4.13%
Ratio of Net Investment
Income (Loss) to Average
Net Assets                                0.02%            (0.88%)           (0.66%)           (0.91%)           (1.13%)
Ratio of Adjusted Net
Investment Loss to Average
Net Assets(5)                            (1.53%)           (2.18%)           (2.52%)           (2.76%)           (2.69%)
Portfolio Turnover Rate                     83%              169%              129%              113%              163%
Fee Reduction Per Share(1)                $0.14             $0.12             $0.17             $0.18             $0.16




Financial Highlights (continued)
-------------------------------------------------------------------------------------

                                                           YEAR ENDED OCTOBER 31,
                                   PERIOD ENDED       -------------------------------
                                 OCTOBER 31, 1998(6)       1999              2000
                                 ----------------     -------------     -------------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                 $9.36               $8.55            $10.57
                                  -------------       -------------     -------------
Net Investment Loss(1)                    (0.03)              (0.10)            (0.11)
Net Realized and Unrealized
Gain (Loss) on Investments,
Futures and Foreign
Currency Transactions                     (0.78)               2.12             (0.96)
                                  -------------       -------------     -------------
Total from Investment Operations          (0.81)               2.02             (1.07)
                                  -------------       -------------     -------------
Less Distributions:
Distributions from Net
Realized Gain on Investments
Sold, Futures and Foreign
Currency Transactions                        --                  --             (0.45)
                                  -------------       -------------     -------------
Net Asset Value, End of
Period                                    $8.55              $10.57             $9.05
                                  =============       =============     =============
Total Investment Return at
Net Asset Value(3)                       (8.65%)(7)          23.63%           (10.72%)
Total Adjusted Investment
Return at Net Asset
Value(3,4)                               (9.43%)(7)          21.78%           (12.28%)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                              $23                $187            $1,206
Ratio of Expenses to Average
Net Assets                                2.29%(8)            2.66%             2.57%
Ratio of Adjusted Expenses
to Average Net Assets(5)                  4.15%(8)            4.51%             4.13%
Ratio of Net Investment Loss
to Average Net Assets                    (1.27%)(8)          (1.04%)           (1.07%)
Ratio of Adjusted Net
Investment Loss to Average
Net Assets(5)                            (3.13%)(8)          (2.89%)           (2.63%)
Portfolio Turnover Rate                    129%                113%              163%
Fee Reduction Per Share(1)                $0.07               $0.18             $0.16

(1) Based on the average of the shares outstanding at the end of each month.
(2) Less than $0.01 per share.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation that does not take into consideration management fee reductions and other expense subsidies by the Adviser during the periods shown.
(5) Unreimbursed, without fee reduction.
(6) Class C shares began operations on June 1, 1998.
(7) Not annualized.
(8) Annualized.

See notes to financial statements.





Schedule of Investments
October 31, 2000
-----------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the International Fund on October 31, 2000. It's divided into five main categories: common stocks, preferred stocks, units, warrants and short-term investments. Common and preferred stocks, warrants and units are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                    NUMBER OF         MARKET
ISSUER, DESCRIPTION                                  SHARES            VALUE
-------------------                                 ---------      ------------
COMMON STOCKS
Argentina (0.05%)
Perez Companc SA (Finance)                              8,300          $11,954
                                                                  ------------
Australia (1.97%)
AMP Ltd. (Insurance)                                       21              189
Broken Hill Proprietary Co., Ltd. (Diversified
Operations)                                            13,068          126,670
FH Faulding & Co., Ltd. (Medical)                       3,111           16,448
Lend Lease Corp., Ltd. (Real Estate Operations)         3,802           44,510
National Australia Bank Ltd. (Banks - Foreign)          1,886           26,200
News Corp., Ltd. (The) (Media)                         12,324          128,913
OneSteel Ltd.* (Steel)                                  3,267            1,558
Publishing & Broadcasting Ltd. (Media)                  4,081           27,860
ResMed, Inc.* (Medical)                                 3,700            9,935
Securenet Ltd.* (Computers)                            17,603           76,190
Telstra Corp., Ltd. (Telecommunications)                5,594           18,256
Westpac Banking Corp., Ltd. (Banks - Foreign)             459            3,134
Woodside Petroleum Ltd. (Oil & Gas)                    11,338           82,866
                                                                  ------------
                                                                       562,729
                                                                  ------------
Belgium (0.77%)
Fortis (B) (Insurance)                                  4,000          122,538
Fortis (B)* (Insurance)                                 1,134               10
UCB SA (Medical)                                        2,700           96,231
                                                                  ------------
                                                                       218,779
                                                                  ------------
Brazil (0.93%)
Companhia Brasileira de Distribuicao  Grupo Pao
de Acucar, American  Depository Receipts (ADR)
(Retail)                                                2,000           71,250
Companhia Paranaense de Energia-Copel (ADR)
(Utilities)                                             6,500           58,906
Telecomunicacoes Brasileiras SA (ADR)
(Telecommunications)                                    1,160           84,970
Uniao de Bancos Brasileiros SA, Global
Depository Receipts (GDR) (Finance)                     2,000           50,500
                                                                  ------------
                                                                       265,626
                                                                  ------------
Canada (5.92%)
BCE, Inc. (Telecommunications)                          2,421           64,983
Bombardier, Inc. (Diversified Operations)              35,551          557,412
Celestica, Inc.* (Electronics)                          2,000          142,455
Nortel Networks Corp. (Telecommunications)             11,941          540,179
Sun Life Financial Services of Canada
(Insurance)                                             9,701          200,053
Thomson Corp. (Computers)                               3,242          130,529
Weston (George) Ltd. (Food)                             1,184           58,832
                                                                  ------------
                                                                     1,694,443
                                                                  ------------
Chile (0.11%)
Empresa Nacional de Electricidad SA* (ADR)
(Utilities)                                             3,000           31,500
                                                                  ------------
China (0.16%)
Shandong International Power  Development Co.,
Ltd. (Utilities)                                      158,000           24,716
Shanghai Industrial Holdings Ltd. (Diversified
Operations)                                            11,000           20,733
                                                                  ------------
                                                                        45,449
                                                                  ------------
Denmark (0.51%)
Vestas Wind Systems AS (Utilities)                      2,700          146,246
                                                                  ------------
Finland (1.11%)
Nokia Oyj (Telecommunications)                          7,700          316,844
                                                                  ------------
France (11.91%)
Accor SA (Leisure)                                      2,300           93,100
Alcatel SA (Telecommunications)                         6,000          366,086
Bouygues SA (Building)                                  2,300          117,107
Cap Gemini SA (Computers)                               1,300          207,398
Carrefour SA (Retail)                                   4,050          271,853
Dassault Systemes SA (Computers)                        1,000           76,247
Etablissements Economiques du Casino
Guichard-Perrachon SA (Retail)                          1,300          113,517
France Telecom SA (Telecommunications)                    950           99,320
Pinault-Printemps-Redoute SA (Retail)                   1,683          300,349
PSA Peugeot Citroen SA (Automobile/Trucks)                408           75,132
Publicis Groupe SA (Advertising)                        4,000          130,854
Renault SA (Automobile/Trucks)                          2,700          134,265
Sagem SA (Electronics)                                    520           95,315
Schneider Electric SA (Machinery)                       1,420           92,485
Societe Generale (Banks - Foreign)                      1,700           96,511
Sodexho Alliance SA (Business Services - Misc.)           650          101,768
STMicroelectronics NV (Electronics)                     4,200          211,887
Thomson Multimedia SA* (Electronics)                    2,150           98,523
Total Fina Elf SA (Oil & Gas)                           3,000          429,222
Vivendi SA (Diversified Operations)                     3,589          257,965
Wanadoo SA* (Computers)                                 3,000           38,187
                                                                  ------------
                                                                     3,407,091
                                                                  ------------
Germany (4.33%)
Allianz AG (Insurance)                                  1,075          364,488
BASF AG (Chemicals)                                     2,350           92,133
Bayerische Motoren Werke AG (Automobile/Trucks)             2               66
Deutsche Bank AG (Banks - Foreign)                      2,020          165,383
Dresdner Bank AG (Banks - Foreign)                      1,400           58,333
Metro AG (Retail)                                         900           36,278
SAP AG (Computers)                                      1,100          180,065
Siemens AG (Diversified Operations)                     1,850          235,565
Volkswagen AG (Automobile/Trucks)                       2,125          106,159
                                                                  ------------
                                                                     1,238,470
                                                                  ------------
Greece (0.41%)
Alpha Credit Bank SA (Banks - Foreign)                    900           33,264
Hellenic Bottling Co. SA (Beverages)                    2,600           35,541
Hellenic Telecommunications Organization  SA
(ADR) (Telecommunications)                              5,400           47,250
                                                                  ------------
                                                                       116,055
                                                                  ------------
Hong Kong (1.86%)
Aeon Credit Service Co., Ltd. (Finance)                67,200           22,403
ASM Pacific Technology Ltd. (Electronics)               8,500           16,893
Cathay Pacific Airways Ltd. (Transport)                 7,000           12,700
Cheung Kong Holdings Ltd. (Real Estate
Operations)                                             7,000           77,414
China Everbright Ltd. (Finance)                        32,000           28,516
China Resources Enterprise Ltd. (Diversified
Operations)                                            18,000           20,426
China Unicom Ltd.* (Telecommunications)                18,000           36,120
Citic Pacific Ltd. (Diversified Operations)             8,000           32,107
Giordano International Ltd. (Retail)                    8,000            4,693
Guoco Group Ltd. (Finance)                             10,000           25,003
Hang Seng Bank Ltd. (Banks - Foreign)                   2,600           30,671
Hongkong Electric Holdings Ltd. (Utilities)             3,500           11,556
HSBC Holdings Plc (Banks - Foreign)                     5,199           72,329
Hutchison Whampoa Ltd. (Diversified Operations)         7,000           87,062
Sun Hung Kai Properties, Ltd. (Real Estate
Operations)                                             2,000           16,412
Swire Pacific Ltd. (Diversified Operations)             5,000           30,837
Tan Chong International Ltd. (Diversified
Operations)                                            45,000            5,597
                                                                  ------------
                                                                       530,739
                                                                  ------------
Hungary (0.09%)
Magyar Tavkozlesi Rt (Telecommunications)               6,000           26,687
                                                                  ------------
India (0.40%)
ICICI Ltd. (ADR) (Finance)                              3,200           30,200
Infosys Technologies Ltd. (ADR) (Computers)               190           26,125
Ranbaxy Laboratories Ltd. (ADR) (Medical)               2,000           34,000
Videsh Sanchar Nigam Ltd. (ADR)
(Telecommunications)                                    3,300           24,338
                                                                  ------------
                                                                       114,663
                                                                  ------------
Indonesia (0.07%)
PT Telekomunikasi Indonesia (ADR)
(Telecommunications)                                    4,000           21,000
                                                                  ------------
Ireland (0.65%)
CRH Plc (Building)                                     12,150          186,620
                                                                  ------------
Israel (0.24%)
Bank Hapoalim Ltd. (Banks - Foreign)                   19,000           48,062
Partner Communications Co., Ltd.* (ADR)
(Telecommunications)                                    3,300           19,800
                                                                  ------------
                                                                        67,862
                                                                  ------------
Italy (4.60%)
Assicurazioni Generali SpA (Insurance)                 10,000          328,833
ENI SpA (Oil & Gas)                                    25,400          137,517
Gruppo Editoriale L'Espresso SpA (Media)                7,450           81,492
Riunione Adriatica di Sicurta SpA (Insurance)          10,578          138,866
San Paolo-IMI SpA (Banks - Foreign)                     7,900          128,045
Telecom Italia Mobile SpA (Telecommunications)         24,000          204,071
Telecom Italia SpA (Telecommunications)                13,900          161,009
UniCredito Italiano SpA (Banks - Foreign)              26,830          136,608
                                                                  ------------
                                                                     1,316,441
                                                                  ------------
Japan (22.34%)
Aiful Corp. (Finance)                                   1,000           78,816
Amano Corp. (Manufacturing)                             6,000           56,857
Asahi Glass Co., Ltd. (Glass Products)                 10,000          102,644
Chubu Electric Power Co., Inc. (Utilities)              3,000           49,489
Daibiru Corp. (Real Estate Operations)                 11,000           84,177
Daito Trust Construction Co., Ltd. (Real Estate
Operations)                                             8,000          134,904
Fuji Television Network, Inc. (Media)                      10          109,976
Fujitsu Ltd. (Computers)                                7,000          124,712
Inax Corp. (Building)                                  13,000           62,072
Katokichi Co., Ltd. (Food)                              7,000          202,080
Kirin Brewery Co., Ltd. (Beverages)                    21,000          219,017
Kurita Water Industries Ltd. (Pollution Control)        2,000           32,534
Kyocera Corp. (Electronics)                             1,000          130,138
Maeda Corp. (Building)                                 54,000          199,936
Marui Co., Ltd. (Retail)                               14,000          206,571
Matsushita Electric Industrial Co., Ltd.
(Electronics)                                          11,000          319,571
Max Co., Ltd. (Machinery)                              11,000          109,985
Meiwa Estate Co., Ltd (Real Estate Operations)          4,300           88,668
Melco, Inc. (Computers)                                 2,400           67,085
Mitsui Fudosan Co., Ltd. (Real Estate
Operations)                                            22,000          266,544
Mizuno Corp. (Retail)                                  32,000           77,716
Murata Manufacturing Co., Ltd. (Electronics)              400           47,876
NEC Corp. (Electronics)                                 3,000           57,187
Nippon Meat Packers, Inc. (Food)                       11,000          139,523
Nissan Motor Co., Ltd. (Automobile/Trucks)             31,000          212,794
Nissin Food Products Co., Ltd. (Food)                   4,500          118,155
Nitto Denko Corp. (Electronics)                         4,000          135,270
Nomura Securities Co., Ltd. (Broker Services)           6,000          127,297
NTT DoCoMo, Inc. (Telecommunications)                       3           73,959
Orix Corp. (Leasing Companies)                            400           41,974
Q.P. Corp. (Food)                                      34,000          286,670
Rohm Co., Ltd. (Electronics)                              600          151,272
Santen Pharmaceutical Co., Ltd. (Medical)               4,000           78,999
Sekisui House, Ltd. (Building)                         18,000          190,368
Sharp Corp. (Electronics)                               3,000           38,217
Shin-Etsu Chemical Co., Ltd. (Chemicals)                3,000          123,173
Shiseido Co., Ltd. (Cosmetics & Personal Care)         10,000          129,221
Sony Corp. (Electronics)                                3,700          295,688
Stanley Electric Co., Ltd. (Electronics)               10,000          103,560
Sumitomo Bakelite Co., Ltd. (Chemicals)                 7,000           78,330
Sumitomo Metal Mining Co., Ltd. (Metal)                18,000           92,874
Takefuji Corp. (Finance)                                1,000           98,978
Terumo Corp. (Medical)                                  6,000          169,912
Toho Gas Co., Ltd. (Oil & Gas)                         51,000           93,947
Tokyo Electric Power Co., Inc. (Utilities)              6,200          150,575
Tokyu Corp. (Transport)                                19,000           98,208
Toshiba Corp. (Electronics)                            11,000           78,633
Toyota Motor Corp. (Automobile/Trucks)                  8,000          319,663
Yamanouchi Pharmaceutical Co., Ltd. (Medical)           3,000          135,820
                                                                  ------------
                                                                     6,391,635
                                                                  ------------
Malaysia (0.36%)
AMMB Holdings Berhad (Banks - Foreign)                 25,000           28,026
Petronas Gas Berhad (Oil & Gas)                        15,000           27,237
Tenaga Nasional Berhad (Utilities)                      9,000           29,132
United Engineers Berhad (Engineering/R&D
Services)                                              13,000           18,474
                                                                  ------------
                                                                       102,869
                                                                  ------------
Mexico (0.32%)
Grupo Financiero BBVA Bancomer SA  de CV
(Finance)                                              68,000           42,098
Telefonos de Mexico SA (ADR)
(Telecommunications)                                      930           50,162
                                                                  ------------
                                                                        92,260
                                                                  ------------
Netherlands (7.37%)
Aegon NV (Insurance)                                    5,500          218,430
Akzo Nobel NV (Chemicals)                               2,260          102,892
Fortis (NL) NV (Insurance)                              4,710          143,889
ING Groep NV (Banks - Foreign)                          3,800          260,941
Koninklijke Ahold NV (Retail)                           8,074          234,530
Koninklijke Numico NV (Food)                            2,860          133,728
Koninklijke (Royal) Philips Electronics NV
(Electronics)                                           3,300          129,686
Royal Dutch Petroleum Co. (Oil & Gas)                   9,800          581,225
TNT Post Group NV (Transport)                           3,300           69,898
VNU NV (Media)                                          3,100          146,002
Wolters Kluwer NV (Media)                               3,900           87,769
                                                                  ------------
                                                                     2,108,990
                                                                  ------------
New Zealand (0.09%)
Auckand International Airport Ltd. (Transport)          9,800           11,077
Telecom Corp of New Zealand Ltd.
(Telecommunications)                                    7,000           15,491
                                                                  ------------
                                                                        26,568
                                                                  ------------
Norway (0.88%)
Tomra Systems ASA (Machinery)                           6,250          251,239
                                                                  ------------
Poland (0.04%)
Polski Koncern Naftowy Orlen SA (Oil & Gas)             3,000           11,493
                                                                  ------------
Portugal (0.21%)
Portugal Telecom SA (Telecommunications)                6,100           54,353
PT - Multimedia.com - Servicos de  Acesso a
Internet SGPS SA* (Computers)                           1,200            6,110
                                                                  ------------
                                                                        60,463
                                                                  ------------
Singapore (0.77%)
DBS Group Holdings Ltd. (Banks - Foreign)               4,000           47,145
DBS Land Ltd. (Real Estate Operations)                  7,000           10,642
Flextech Holdings Ltd. (Electronics)                   17,000           10,744
Keppel TatLee Bank Ltd. (Banks - Foreign)               6,000           10,249
Neptune Orient Lines Ltd.* (Transport)                 15,000           12,726
Overseas Union Bank Ltd. (Banks - Foreign)              4,000           19,359
Pacific Century Regional Developments  Ltd.*
(Real Estate Operations)                               30,000           23,060
Singapore Technologies Engineering Ltd.
(Engineering/R&D Services)                             27,000           43,506
United Overseas Bank Ltd. (Banks - Foreign)             5,000           37,010
Wing Tai Holdings Ltd. (Real Estate Operations)         9,000            6,969
                                                                  ------------
                                                                       221,410
                                                                  ------------
South Africa (0.67%)
ABSA Group Ltd. (Banks - Foreign)                      18,000           61,177
Anglo American Platinum Corp. Ltd. (Metal)              1,100           42,914
DataTec Ltd.* (Computers)                               6,000           37,769
Sasol Ltd. (Oil & Gas)                                  6,500           49,771
                                                                  ------------
                                                                       191,631
                                                                  ------------
South Korea (0.63%)
Korea Telecom Corp. (Telecommunications)                  470           27,684
LG Chemical Ltd. (Chemicals)                            3,200           31,508
Samsung Electronics Co. (Electronics)                     360           45,099
Shinhan Bank (Banks - Foreign)                          3,600           36,079
SK Telecom Co., Ltd. (Telecommunications)                 190           40,505
                                                                  ------------
                                                                       180,875
                                                                  ------------
Spain (3.15%)
Banco Bilbao Vizcaya Argentaria SA
(Banks - Foreign)                                      16,020          213,435
Banco Santander Central Hispano SA
(Banks - Foreign)                                      22,350          216,594
Endesa SA (Utilities)                                   7,708          125,587
Telefonica Publicidad e Informacion, SA
(Advertising)                                           6,303           42,790
Telefonica SA* (Telecommunications)                    15,000          286,021
Terra Lycos, SA* (Computers)                              685           16,392
                                                                  ------------
                                                                       900,819
                                                                  ------------
Sweden (2.00%)
Ericsson (LM) Telefonaktiebolaget
(Telecommunications)                                   21,250          282,843
Nordic Baltic Holding AB (Banks - Foreign)             17,520          132,321
Skandia Forsakrings AB (Insurance)                      9,300          157,756
                                                                  ------------
                                                                       572,920
                                                                  ------------
Switzerland (3.23%)
Adecco SA (Business Services - Misc.)                     235          162,497
Credit Suisse Group (Banks - Foreign)                     910          170,600
Novartis AG (Medical)                                     245          371,670
Roche Holding AG (Medical)                                 24          219,226
                                                                  ------------
                                                                       923,993
                                                                  ------------
Taiwan (1.07%)
Advanced Semiconductor Engineering,  Inc.*
(Electronics)                                          25,000           28,715
Advanced Semiconductor Engineering,  Inc.* (GDR)
(Electronics) (R)                                         536            3,072
Cathay Life Insurance Co., Ltd. (Insurance)            18,000           32,322
China Steel Corp. (GDR) (Steel)                            80              904
Compal Electronics, Inc. (Computers)                   23,000           35,105
Compeq Manufacturing Co., Ltd.* (Electronics)           8,000           30,217
Hon Hai Precision Industry Co., Ltd.
(Electronics)                                           6,900           36,102
Taiwan Semiconductor Manufacturing Co.,  Ltd.*
(Electronics)                                          18,000           54,613
United Microelectronics Corp.* (Electronics)           32,000           56,471
Winbond Electronics Corp.* (Electronics)               30,000           29,071
                                                                  ------------
                                                                       306,592
                                                                  ------------
Thailand (0.10%)
PTT Exploration & Production Pcl (Oil & Gas)            4,000            9,543
Shin Satellite Pcl* (Telecommunications)               15,500            9,773
Siam Makro Pcl (Retail)                                 8,600            9,966
                                                                  ------------
                                                                        29,282
                                                                  ------------
Turkey (0.24%)
Dogan Yayin Holding AS* (Diversified Operations)    1,349,800           17,602
Koc Holding AS (Diversified Operations)               300,000           19,121
Vestel Elektronik Sanayi ve Ticaret AS*
(Household)                                            77,000           15,795
Yapi ve Kredi Bankasi AS (Banks - Foreign)          1,898,500           16,412
                                                                  ------------
                                                                        68,930
                                                                  ------------
United Kingdom (16.26%)
Barclays Plc (Banks - Foreign)                          3,500          100,145
BP Amoco Plc (Oil & Gas)                               67,312          570,859
British Telecommunications Plc
(Telecommunications)                                   14,719          172,561
Cable & Wireless Plc (Telecommunications)               5,500           77,807
Carlton Communications Plc (Media)                     10,000           80,528
Centrica Plc (Utilities)                               75,500          259,626
CGNU Plc (Insurance)                                    6,300           84,280
CMG Plc (Computers)                                     2,950           49,191
COLT Telecom Group Plc* (Telecommunications)            2,562           81,781
Energis Plc* (Telecommunications)                       9,800           83,823
Glaxo Wellcome Plc (Medical)                           13,400          385,743
HSBC Holdings Plc (Banks - Foreign)                    33,000          470,195
Lloyds TSB Group Plc (Banks - Foreign)                 18,100          184,360
Logica Plc (Computers)                                  1,778           52,602
Marconi Plc (Telecommunications)                       20,500          258,777
Pearson Plc (Media)                                    11,500          308,523
Sage Group Plc (Computers)                             11,850           86,485
SEMA Group Plc (Computers)                              9,220          116,386
SmithKline Beecham Plc (Medical)                       20,189          260,710
Telewest Communications Plc* (Media)                   37,059           61,299
Vodafone AirTouch Plc (Telecommunications)            218,050          907,218
                                                                  ------------
                                                                     4,652,899
                                                                  ------------
TOTAL COMMON STOCKS
(Cost $27,052,857)                                    (95.82%)      27,414,066
                                                    ---------     ------------
UNITS
Mexico (0.13%)
Controladora Comercial Mexicana SA  de CV
(Retail)                                               34,000           37,689
                                                                  ------------
TOTAL UNITS
(Cost $35,619)                                         (0.13%)          37,689
                                                    ---------     ------------
WARRANTS
Germany (0.00%)
Muenchener Rueckversicherungs-Gesellschaft AG*
(Insurance)                                                 5              443
                                                                  ------------
TOTAL WARRANTS
(Cost $224)                                            (0.00%)             443
                                                    ---------     ------------
PREFERRED STOCKS
Germany (0.43%)
Fresenius AG (Medical)                                    500          123,471
                                                                  ------------
TOTAL PREFERRED STOCKS
(Cost $102,444)                                        (0.43%)         123,471
                                                    ---------     ------------
TOTAL COMMON STOCKS, UNITS,
WARRANTS AND PREFERRED STOCKS
(Cost $27,191,144)                                    (96.38%)      27,575,669
                                                    ---------     ------------

                                          INTEREST     PAR VALUE
                                            RATE    (000s OMITTED)
                                          --------   ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.97%)
Investment in a joint repurchase
agreement transaction with  UBS
Warburg, Inc. - Dated  10-31-00, due
11-01-00 (Secured by U.S. Treasury
Bonds, 9.125% and 6.000%,  due
05-15-18 and 02-15-26) - Note A             6.56%        $564          564,000
                                                                  ------------
Non-Cash Security Lending Collateral (0.07%)
U.S. Treasury Bonds 6.125%  thru
10.375%, due 11-15-12 thru 08-15-29
and U.S. Treasury  Note 3.625%, due
01-15-08**                                                 19           19,345
                                                                  ------------
                                               NUMBER OF SHARES
                                               ----------------
Cash Equivalents (8.75%)
Navigator Securities Lending  Prime
Portfolio**                                         2,504,304        2,504,304
                                                                  ------------
TOTAL SHORT-TERM INVESTMENTS                          (10.79%)       3,087,649
                                                    ---------     ------------
TOTAL INVESTMENTS                                    (107.17%)      30,663,318
                                                    ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                      (7.17%)      (2,051,934)
                                                    ---------     ------------
TOTAL NET ASSETS                                     (100.00%)     $28,611,384
                                                    =========     ============

NOTES TO THE SCHEDULE OF INVESTMENTS

  * Non-income producing security.

 ** Represents investment of security lending collateral -- Note A.

(R) This security is exempt from registration under rule 144A of the Securities and Exchange Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A security amounted to $3,072 or 0.01% of net assets as of October 31, 2000.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





Portfolio Concentration (Unaudited)
----------------------------------------------------------------------

The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at October 31, 2000 assigned to the various investment categories.

                                        MARKET VALUE
                                        OF SECURITIES
                                       AS A PERCENTAGE
INVESTMENT CATEGORIES                   OF NET ASSETS
-------------------                     -------------
Advertising                                  0.61%
Automobile/Trucks                            2.96
Banks --Foreign                              9.79
Beverages                                    0.89
Broker Services                              0.44
Building                                     2.64
Business Services - Misc.                    0.92
Chemicals                                    1.50
Computers                                    4.64
Cosmetics & Personal Care                    0.45
Diversified Operations                       4.93
Electronics                                  8.20
Engineering/R&D Services                     0.22
Finance                                      1.36
Food                                         3.28
Glass Products                               0.36
Household                                    0.06
Insurance                                    6.26
Leasing Companies                            0.15
Leisure                                      0.33
Machinery                                    1.59
Manufacturing                                0.20
Media                                        3.61
Medical                                      6.65
Metal                                        0.47
Oil & Gas                                    6.97
Pollution Control                            0.11
Real Estate                                  2.63
Retail                                       4.77
Steel                                        0.01
Telecommunications                          15.57
Transport                                    0.71
Utilities                                    3.10
Short-Term Investments                      10.79
                                          -------
TOTAL INVESTMENTS                          107.17%
                                          =======

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds -- International Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock International Fund (the "Fund") is a diversified series of John Hancock Investment Trust III, an open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is long-term growth of capital through investment primarily in stocks of foreign companies.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable. In addition, the Fund accrues for foreign repatriation taxes on unrealized gains, as applicable.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $816,000. The weighted average interest rate was 6.72%. Interest expense paid under the line of credit amounted to $913. There was no outstanding borrowing under the line of credit on October 31, 2000.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2000, the Fund loaned securities having a market value of $2,430,415 collateralized by cash and securities in the amount of $2,523,649. The cash collateral was invested in a short-term instrument.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

The Fund had the following open forward foreign currency exchange contracts at October 31, 2000:

                                                                 UNREALIZED
                      PRINCIPAL AMOUNT        EXPIRATION        APPRECIATION
CURRENCY            COVERED BY CONTRACT          DATE          (DEPRECIATION)
--------            -------------------       ----------        ------------
SELLS
Australian Dollars        $294                 NOV 00                     $4
Pound Sterling             697                 NOV 00                     (1)
                                                                ------------
                                                                          $3
                                                                ============

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts. The Fund had no open financial futures contracts at October 31, 2000.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $1,044,142 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gain distributions will be made. The carryforwards expire as follows:
October 31, 2008 -- $1,044,142.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with accounting principles generally accepted in the United States of America incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 1.00% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.80% of the next $250,000,000, (c) 0.75% of the next
$250,000,000 and (d) 0.625% of the Fund's average daily net asset value in excess of $750,000,000.

Effective January 1, 2000, the Adviser entered into a subadvisory agreement with Indocam International Investment Services ("IIIS"), under which IIIS provides the Fund with investment services and advice. Under this contract IIIS acted as co-subadviser with the Fund's original subadviser, John Hancock Advisers International Limited ("JHAI"), a wholly owned subsidiary of the Adviser. As of March 1, 2000, the Adviser terminated its contract with JHAI so that currently IIIS is the Fund's sole subadviser. The Fund is not responsible for the payment of the subadvisers' fees.

The Adviser has agreed to limit Fund expenses, including the management fee (but not including the transfer agent fee and the 12b-1 fee), to 0.90% of the Fund's average daily net assets, at least until February 28, 2001. Accordingly, the reduction in the Fund's expenses amounted to $392,491 for the year ended October 31, 2000. The Adviser reserves the right to terminate this limitation in the future.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. To reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

During the year ended October 31, 2000, JH Funds received net up-front sales charges of $122,328 with regard to sales of Class A shares. Of this amount, $11,580 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $84,284 was paid as sales commissions to unrelated broker-dealers and $26,464 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Effective May 1, 2000, all Class C shares retail purchases are assessed a 1.00% up-front sales charge. During the year ended October 31, 2000, JH Funds received net up-front sales charges of $9,118 with regard to sales of Class C shares. Of this amount, $8,051 was paid as sales commissions to unrelated broker-dealers and $1,067 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended October 31, 2000, CDSCs received by JH Funds amounted to $21,715 for Class B shares and $42 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown and Ms. Maureen R. Ford are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 2000, aggregated $53,302,520 and $38,511,877, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 2000.

The cost of investments owned at October 31, 2000 (including short-term investments) for federal income tax purposes was $30,743,110. Gross unrealized appreciation and depreciation of investments aggregated $2,394,538 and $2,474,330, respectively, resulting in net unrealized depreciation of $79,792.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 2000, the Fund has reclassified amounts to reflect an increase in net realized loss on investments, futures and foreign currency transactions of $57,209, a decrease in accumulated net investment loss of $251,872 and a decrease in capital paid-in of $194,663. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of October 31, 2000. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses, passive foreign investment companies and net realized gain/loss on foreign currency transactions in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.


REPORT OF INDEPENDENT AUDITORS
To the Shareholders of John Hancock International Fund and the Trustees of John Hancock Investment Trust III

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock International Fund (the "Fund") (a series of John Hancock Investment Trust III) at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
Deccember 8, 2000


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 2000.

The Fund has designated distributions to shareholders of $712,259 as capital gain dividends.

With respect to the distributions paid by the Fund for the fiscal year ended October 31, 2000, none of the distributions qualify for the corporate dividends-received deduction.



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This report is for the information of the shareholders of the John Hancock
International Fund. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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